MESSAGE FROM THE CHAIRMAN                                   THE RIVERFRONT FUNDS
--------------------------------------------------------------------------------

Dear Shareholders:

The 12 months ended December 31, 1995, were a highly rewarding period for investors in the financial markets. Coming on the heels of relatively poor performance by stocks and dismal returns from bonds in 1994, the recent gains remind us that patience is one of the primary virtues required for long-term investment success.

The most successful investors are those who can maintain a steady commitment to stocks and bonds regardless of short-term market fluctuations. Many investors who were patient enough to stay fully invested through 1995 earned solid, and in some cases, spectacular profits.

Today, intelligent investors are acutely aware that the risks of short-term declines in those markets have climbed along with the rise in securities' prices. More than ever, it is essential to maintain a broadly diversified investment portfolio within and between market sectors, while searching for opportunities to buy securities at attractive prices. It is the goal of The Riverfront Funds to provide shareholders with the diversification options they seek while striving to achieve their respective objectives.

ACQUISITION OF SIX MIM MUTUAL FUNDS COMPLETED
On September 30, 1995, Provident Bancorp, Inc., the parent of the investment adviser to The Riverfront Funds, Inc., completed its acquisition of Mathematical Investment Management, Inc. (MIM). The purchase included six mutual funds managed by MIM's subsidiary, Mathematical Investing Systems, Inc.

The MIM Stock Growth and MIM Stock Appreciation Funds were acquired by The Riverfront Stock Appreciation Fund on September 30, 1995. The new fund will continue to operate under the same portfolio manager and pursue the same goals and growth-oriented strategy as the MIM Stock Appreciation Fund. The four other MIM funds were acquired by two Riverfront Funds on September 30, 1995.

On August 16, DePrince, Race & Zollo became the sub-investment adviser to The Riverfront Income Equity Fund. Greg DePrince, the Fund's portfolio manager, has continued to manage the Fund.

Thank you once again for your continued confidence in the Riverfront Funds. During the coming year we will continue to manage the Funds with an eye toward managing risk and delivering strong returns over the long term.

If you have any questions about your investment in the Funds, or would like a prospectus, please call us at 1-800-424-2295.

Sincerely,

/s/Stephen G. Mintos

Stephen G. Mintos
Chairman
The Riverfront Funds, Inc.

January 26, 1996

 THE RIVERFRONT FUNDS ARE NOT FDIC
 INSURED AND ARE NOT OBLIGATIONS OR
 DEPOSITS OF, OR ENDORSED OR
 GUARANTEED BY, THE PROVIDENT BANK
 OR ITS AFFILIATES. INVESTMENT
 PRODUCTS INVOLVE INVESTMENT RISKS,
 INCLUDING THE POSSIBLE LOSS OF
 PRINCIPAL.

MESSAGE FROM THE INVESTMENT ADVISER                         THE RIVERFRONT FUNDS
--------------------------------------------------------------------------------
Dear Shareholders:

The 12 months ended December 31, 1995, rewarded many stock and bond investors with outsized gains--yet another reminder that such gains often come at times when investors may be feeling most disheartened about their investments.

By the start of 1995, the bond market had endured one of the worst years in its recent history and stocks were coming off an unimpressive year. Yields on 30-year Treasury bonds hovered near 8%, and investors feared that interest rates would soon climb even higher and further disrupt both the stock and bond markets. Some observers voiced concern that an overheating economy would cause the inflation rate to soar and again lead to big losses for investors.

A FORTUNATE REVERSAL OF FORTUNE
Investors' perceptions--and the financial reality that they reflected--changed dramatically during the recent period. It became clear that the economy was not as strong as many had believed.

The Federal Reserve Board, which raised short-term interest rates by half a percentage point in February in an attempt to slow the economy, reversed course later in the year. It reduced the federal funds rate, a key indicator for short-term rates, by a quarter of a percentage point in July and again in December.

Those reductions were the Federal Reserve's response to lower inflation expectations. Around mid-1995, the leading economic indicators clearly suggested that the economy's rate of growth was falling. A number of factors contributed to this decline, including high consumer debt and flat wages, which lead to less consumer spending. Consumer spending accounts for about two-thirds of economic growth.

In addition, many firms continued to lay off employees. For example, American Home Products announced a plan to cut some 4,000 jobs, and even larger cuts were contemplated at BellSouth (9,000 to 11,000 jobs) and Lockheed (15,000 jobs). AT&T's announcement in early January of an unprecedented 40,000 job cut was the biggest jolt to public confidence in job security.

FALLING RATES BOLSTER MARKETS
As it became clear that the economy was slowing, long-term interest rates fell sharply. Lower rates generally cause prices of stocks and existing bonds to climb, in part because their future dividend and interest payments appear more attractive relative to expected inflation. In addition, investors tend to turn to stocks because of their relatively greater return potential.

The biggest gainers in the stock market included technology shares, which led the way during the first half of the year. Investors were enthusiastic about the prospects for semiconductor manufacturers as well as technology companies that can help other firms become more productive through the use of computer networks and other electronic efficiencies.

As the year progressed, nervousness about these new highs caused investors to shift focus from high-flying technology stocks into shares of firms that are well positioned to deliver steady earnings growth even in an economic slowdown, notably companies that manufacture consumer staples such as food, beverages and tobacco.

In the bond market, the biggest gainers were long-term issues, because their prices are most sensitive to declines in interest rates. Investors who bought long-term bonds and locked in yields of 8% or so early in the period were rewarded with gains as high as 20% to 30%.

POCKETS OF VALUE
The sharp gains posted by broad market indices masked wide differences in performance between different market sectors. As value-conscious

MESSAGE FROM THE INVESTMENT ADVISER                         THE RIVERFRONT FUNDS
--------------------------------------------------------------------------------
investors, we are alert to opportunities to invest in neglected sectors of the market. We are willing to wait patiently for other investors to recognize those values and bid up the securities' prices to what we believe to be more realistic levels.

Currently, such pockets do exist for investors in stocks and bonds. We will continue to seek out those opportunities while tending to avoid high-flying securities that appear likely to deliver the biggest short-term gains. Such investments may provide the highest rewards over short periods--but the potential for such gains usually is not sufficient to justify the risks that they carry.

WHAT'S NEXT?
It appears likely that 1996 will bring continued slow economic growth in the United States. Consumer debt remains high and corporate layoffs will probably persist as firms continue to look for ways to trim costs and boost their bottom lines.

Christmas sales in 1995 appear to have been extremely weak, and it's likely that government spending will decline in this country and abroad. Meanwhile, our exports to such major trading partners as Mexico, Canada and Japan are likely to remain weak as their economies struggle to regain steam.

We believe that the impressive gains of the past 12 months aren't likely to be repeated in the next year.

Still, interest rates and inflation will likely remain low, and it's worth noting that the average stock posted little, if any, gain from mid-September to the end of the year.

In summary, we believe that there is still room for careful, skilled investors to generate respectable returns on well-chosen individual securities. We will continue to search for bonds that can deliver high current yields at reasonable risk and seek promising stocks that short-sighted investors may neglect or ignore. It may take time to realize the rewards of such a strategy, but as long-term investors we are content to be patient.

Sincerely,

/s/Drew T. Kagan

Drew T. Kagan, Senior Vice President
Financial Services Group
The Provident Bank
Investment Adviser

PERFORMANCE REVIEWS                                         THE RIVERFRONT FUNDS
--------------------------------------------------------------------------------
THE RIVERFRONT INCOME EQUITY FUND
During 1995, the broad market index continued its record pace with the Standard & Poor's 500 Index climbing 37.12% for the year. With a return of 31.45%+ (Investor A Shares), the Fund turned in a strong return but trailed the index due in part to the acquisition of the portfolios of three series of MIM Mutual Funds, Inc. by the Riverfront Income Equity Fund. The assets transferred from MIM underperformed the Income Equity Fund's core assets.

In addition, the S&P 500 includes a large number of technology stocks, which as a group led the market. These stocks generally do not pay high dividends, which is a key criterion for inclusion in the Fund.

Consolidation theme in 1995
Industry consolidation was the major theme in the Fund in 1995, with health-care stocks taking center stage. The Fund owned UpJohn, Wellcome and Marion Merrell Dow, which were all taken over at hefty premiums during the year.

The Fund also benefited from a high concentration of uniquely positioned regional banks, which made them likely takeover candidates and boosted their stock prices. Banks owned during the year that were merged or taken over included BayBanks and Summit. Stocks of Firstar, Magna and Old Kent gained from takeover speculation.

The Fund's holdings in the telephone industry profited from expected deregula-tion and consolidation, as well. The core of the Fund's telephone holdings were stocks of companies such as GTE, Sprint, Frontier and Southern New England, which already operate outside of a consent decree governing Regional Bell Oper-ating Companies, giving them a head start in bundling long distance, cellular and local services.

The continuing consolidation in the retail sector bodes well for the Fund's po-sitions in May Department Stores and Federated, which we expect to continue to benefit from their acquisition of underperforming department stores.

Positioning for 1996
Heading into 1996, the Fund continues to have a large position in financial services, including both regional banks as well as property and casualty insur-ance companies, which are also trimming costs through consolidation. We also expect specialty chemical firms, such as Rohm & Haas, to benefit from expected declines in commodity chemical prices that could increase profit margins. The Fund also holds companies with a large exposure to auto parts manufacturers such as Tenneco, ITT Industries and Cooper Industries, which we expect to profit from increased outsourcing by the Big Three auto makers and greater ac-cess to Japanese markets.

Anticipating growth in international markets, the Fund recently acquired holdings in Telefonica de Espana, Unilever and GrandMet.

As of December 31, 1995, the Fund's top five holdings were Warner-Lambert (2.25%), Frontier Corp. (2.23%), Hanson Trust, PLC (2.19%), Tenneco Inc. (2.17%) and General Signal Corp. (2.05%).
----------
+The return with the maximum sales
 charge of 4.50% was 25.52% for the
 period. The Fund's composition is
 subject to change.


                             [GRAPH APPEARS HERE]

Average Annual Return:
                                  1 Year   Since Inception (10/8/92)
                                  ------   -------------------------
Investor A Shares*                25.52%           15.17%
Investor B Shares**               25.28%           15.54%

Value of $10,000 Investment
                                  10/8/92    12/31/92    12/31/93    12/31/94    12/31/95
                                  -------    --------    --------    --------    --------
Investor A Shares*                  9,551     10,387      11,645      12,004      15,779
Investor B Shares**                 9,600     10,475      11,792      12,168      15,947
S&P 500 Index                      10,000     10,503      11,545      11,713      16,137

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Past performance is not predictive of future performance. Investment return and principal value of The Riverfront Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. Performance for Investor B Shares for periods prior to initial offering, January 1995, represent performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and services fees which would have reduced performance.

The Standard & Poor's 500 Index is an unmanaged index considered to be representative of the stock market as a whole. It does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Riverfront Income Equity Fund reflects the deduction of fees for these value-added services.

PERFORMANCE REVIEWS                                         THE RIVERFRONT FUNDS
--------------------------------------------------------------------------------
THE RIVERFRONT FLEXIBLE GROWTH FUND
During periods when stocks and bonds seem to offer comparable returns for the risks they carry, the Fund generally invests about 55% of its assets in stocks. During 1995, however, the Fund's exposure to stocks was a bit lower, at around 45% of total assets. At year-end, stocks comprised 44% of the portfolio. As a result, the Fund's total return for the period was 20.83%+ (Investor A Shares), compared to 37.12% for the Standard & Poor's 500 Index and 15.33% for the Leh-man Brothers Intermediate Government/Corporate Bond Index, its two primary benchmarks.

There were two reasons for the Fund's relatively conservative stance. First, we felt that the risks in the stock market increased as stock prices continued to climb during 1995. Second, bonds appeared to offer the potential for solid re-turns at considerably less risk of significant losses.

An early boost from technology
During the early part of the year, we invested a sizable portion of the Fund's assets in technology stocks such as Compaq Computer and Texas Instruments, as well as shares of cyclical companies whose fortunes are closely linked to the economy. Both groups seemed positioned to deliver strong earnings growth and these shares performed well.

Opportunities in utilities and energy
We also invested in shares of utilities during the period, including Duke Power, Pacific Gas & Electric and Ameritech, since utilities benefit from lower interest rates--and their high yields offered a potential cushion against a stock market down draft.

The Fund's holdings of energy stocks such as British Petroleum, Mobil and Exxon, which have cut costs and increased profitability, performed well and stand to benefit greatly from any rebound in energy prices. The stocks' above-average dividend yields also contributed to the Fund's total return during the period.

Among bonds, we maintained a longer-than-average duration of around 5.5 years. Duration is a measure of a portfolio's price sensitivity to fluctuations in interest rates. The longer a fund's duration, the more its bond prices rise as interest rates decline, as they did during the period.

Looking ahead
We believe that the economy will continue to slow and interest rates will remain stable or fall further. We will continue to concentrate on stock market sectors that have been overlooked by investors and thus offer opportunities for further gains. We plan to hold a significant portion of the Fund's bond investments in intermediate-term issues, which we believe offer the greatest potential for gains relative to their risk.

The Fund's top five equity holdings as of December 31, 1995, were Bristol-Myers Squibb (2.32%), Philip Morris (2.02%), Ameritech (1.79%), Seagate Technology (1.54%) and Kroger Co. (1.52%).
----------
+The return with the maximum sales
 charge of 4.50% was 15.41% for the
 period. The Fund's composition is
 subject to change.


                             [GRAPH APPEARS HERE]

                                             Since Inception
Average Annual Total Return:      1 year        (9/1/94)
                                  ------     ---------------
Investor A Shares*                15.41%          10.67%
Investor B Shares**               16.53%          11.46%

Value of $10,000 Investment       8/1/94     12/31/94     12/31/95
                                  ------     --------     --------
Investor A Shares*                 9,551       9,473       11,446
Investor B Shares**                9,600       9,526       11,554
S&P 500 Index                     10,000       9,800       13,475
Lehman Intermediate Gov't/
  Corp Bond Index                 10,000       9,896       11,413
U.S. Treasury Bills Index         10,000      10,157       10,731

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
Past performance is not predictive of future performance. Investment return and principal value of The Riverfront Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. Performance for Investor B Shares for periods prior to initial offering, January 1995, represent performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and services fees which would have reduced performance.

The Standard & Poor's 500 Index, the Lehman Brothers Intermediate
Government/Corporate Bond Index and the U.S. Treasury Bills Index are considered to be representative of the stock, bond and T-bill markets, respectively. They are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Riverfront Flexible Growth Fund reflects the deduction of fees for these value-added services.

PERFORMANCE REVIEWS                                         THE RIVERFRONT FUNDS
--------------------------------------------------------------------------------
THE RIVERFRONT STOCK APPRECIATION FUND
The Riverfront Stock Appreciation Fund is the successor fund to the MIM Stock Appreciation Fund and MIM Stock Growth Fund and was formed in connection with the acquisition of such series on September 30, 1995. Martin Weisberg continues to manage the portfolio, and the Fund's objective remains the same as that of MIM Stock Appreciation Fund: to invest in stocks of companies that seem likely to deliver superior earnings growth, with an emphasis on small and mid-sized firms. During the past five years, the average annual earnings growth rate of the companies whose shares were owned by the Fund was roughly 35%.

The Fund gained 27.91%+ (Investor A Shares) during the 12 months ended December 31, 1995. That strong performance trailed the 37.12% total return delivered by the S&P 500 index, and the 39.92% return of the NASDAQ Composite Index, the Fund's benchmarks. One reason: A defensive strategy was employed during the first quarter of the year.

A focus on productivity-enhancing technology
Nevertheless, the Fund benefited from the strong gains in the technology sec-tor, especially during the first half of the year. Our investment in technology rose to as much as 37% of the portfolio and stood at about 25% at the end of the period.

We favored shares of companies in the technology sector whose products can help businesses become more efficient such as Bay Networks and Cisco Systems, which make computer networks and related products. We also held shares of modem manu-facturer U.S. Robotics and HBO & Company, which designs, sells and services hospital information processing systems.

Opportunities in health care, finance and retailing
We divided the Fund's other holdings among shares of companies in a variety of other industries, including health care, financial services and retailing, which offered opportunities to buy shares of fast-growing firms at reasonable prices.

Many health-care companies have become more efficient in response to pricing and other competitive pressures. The Fund's holdings included drug manufacturer Merck as well as Medtronic, the world's leading producer of pacemakers.

The financial services industry benefited from economic growth and falling in-terest rates, which increased loan demand as well as reduced price competition in the insurance business. The Fund's holdings in that sector included fast-growing savings & loans such as Coast Savings and insurers such as CNA Finan-cial and Allstate.

Some specialty retailers also offered good opportunities despite a generally poor environment. Fund investments included shares of Sunglass Hut, North Amer-ica's largest seller of non-prescription sunglasses.

The market's recent gains have made it more difficult to find bargain-priced shares in some sectors. However, we believe that there are still opportunities to pursue our growth-oriented strategy. As always, investors should be prepared to ride out volatile periods in the market.

As of December 31, 1995, the Fund's top five holdings were Nike (2.04%), Bay Networks (2.03%), Medtronics (1.91%), HBO (1.87%) and Cisco Systems (1.82%).
----------
+ The return with the maximum sales
  charge of 4.50% was 22.09% for the
  period. The Fund's composition is
  subject to change.

                             [GRAPH APPEARS HERE]

                                                       Since Inception
Average Annual Total Return     1 year     5 years        (7/23/87)
                                ------     -------     ---------------
Investor A Shares*              22.09%      17.73%          9.40%
Investor B Shares**             24.27%      18.80%         10.04%

Value of $10,000 Investment   7/23/87  12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
                              -------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investor A Shares*             9,548     7,530     7,369     8,572     9,015    15,955    16,883    18,642    16,697    21,357
Investor B Shares**            9,600     7,572     7,413     8,630     9,168    16,510    17,582    19,525    17,487    22,436
S&P 500 Index                 10,000     8,027     9,339    12,255    11,871    15,433    16,580    18,228    18,462    25,315
NASDAQ Composite Index        10,000     7,728     8,919    10,636     8,742    13,712    15,830    18,166    17,584    24,604

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Past performance is not predictive of future performance. Investment return and principal value of The Riverfront Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. Performance for Investor B Shares for periods prior to initial offering, January 1995, represent performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and services fees which would have reduced performance. The return includes the performance history of the MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth Fund prior to acquisition.

The Standard & Poor's 500 Index is an unmanaged index considered to be representative of the stock market as a whole, and the NASDAQ Composite Index is considered to be representative of stocks of small-capitalization companies. They do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Riverfront Stock Appreciation Fund reflects the deduction of fees for these value-added services.

PERFORMANCE REVIEWS                                         THE RIVERFRONT FUNDS
--------------------------------------------------------------------------------
THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
During the 12 months ended December 31, 1995, yields on 30-year Treasury bonds declined from 7.87% to 5.94%. When interest rates fall, bond prices generally rise; as a result, the Fund posted a solid return of 15.22%+ for the period (Investor A Shares). That compared to a total return of 17.81% for the Lehman Brothers Government/Mortgage Index and 15.33% for the Lehman Brothers Interme-diate Government/Corporate Bond Index, the Fund's two benchmarks.

The decline in interest rates reflected growing evidence that the economy was entering a period of slower growth brought on by weak consumer spending and low wage growth, among other factors. It became apparent that the inflation rate would likely remain low. As a result, bond yields declined and their prices rose.

Prices of longer-term bonds tend to rise more than prices of short-term bonds when interest rates decline. As a result, we extended the Fund's average maturity slightly, from 3.3 years to around 8.5 years at period end.

A mix of bond market sectors
The Fund is required to hold at least 65% of its total investments in U.S. Government securities. Nevertheless, we continued to invest some of the Fund's assets in mortgage-backed issues and corporate bonds. These holdings helped boost the Fund's yield modestly, without exposing shareholders to the risks that can exist in a portfolio that is limited to a particular sector of the market.

The year ahead
We believe that the economy will continue to grow at a modest rate, with low inflation. That should allow interest rates to remain stable or perhaps decline a bit more. While it's unlikely that fixed-income investors will enjoy a repeat of 1995's gains in 1996, there is some room for them to earn respectable returns in bonds. We will continue to maintain a broadly diversified portfolio with some longer-term issues that could benefit from further rate declines.
----------
+The return with the maximum sales
 charge of 4.50% was 10.04% for the
 period.


                             [GRAPH APPEARS HERE]

                                          Since Inception
Average Annual Total Return     1 year        (9/1/94)
                                ------     ---------------
Investor A Shares*              10.04%          3.32%
Investor B Shares**              9.96%          3.60%

Value of $10,000 Investment     10/1/92     12/31/92     12/31/93     12/31/94     12/31/95
                                -------     --------     --------     --------     --------
Investor A Shares*               9,551        9,426       10,122        9,653       11,121
Investor B Shares**              9,600        9,479       10,201        9,749       11,217
Lehman Government/Mortgage
  Index                         10,000       10,028       10,958       10,656       12,554
Lehman Intermediate Government/
  Corporate Bond Index          10,000        9,964       10,840       10,631       12,261

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
Past performance is not predictive of future performance. Investment return and principal value of The Riverfront Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. Performance for Investor B Shares for periods prior to initial offering, January 1995, represent performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and services fees which would have reduced performance.

The Fund's performance is measured against two indices considered to be representative of mortgage-backed government bonds and intermediate-term bonds, respectively: the Lehman Brothers Government/Mortgage Index and the Lehman Brothers Intermediate Government/Corporate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Riverfront U.S. Government Income Fund reflects the deduction of fees for these value-added services.

PERFORMANCE REVIEWS                                         THE RIVERFRONT FUNDS
--------------------------------------------------------------------------------
THE RIVERFRONT OHIO TAX-FREE BOND FUND/1/
During the 12 months ended December 31, 1995, the Fund had a total return of 10.96%+ (Investor A Shares). That gain was fueled in part by falling interest rates, the result of a slowing economy and low inflation. But the municipal market did not perform as well as other sectors of the fixed-income market. The reason: It suffered from concerns that lawmakers might impose a flat tax, which could reduce the tax advantages of municipal issues. The Fund's return compares to 17.45% for the Lehman Brothers Intermediate Municipal Bond Index for the same period.

Weakened prospects for a flat tax improve outlook for munis
We are confident that municipal issues will continue to carry some tax benefit. However, as bond prices rose, we reduced the average maturity of the Fund from around 10 years last December to about seven years at the end of the 12-month period. Short- and intermediate-term bonds tend to suffer smaller price declines when interest rates rise than long-term bonds; thus, the move reduced the Fund's risk of suffering significant losses should rates rebound after their year-long decline. Moreover, the additional yields available on long-term bonds were not sufficient, we believed, to compensate for their added risk.

High credit quality and diversification
We also maintained a portfolio of issues whose credit ratings averaged about AA. A high-quality portfolio is likely to hold up better in a slower economy than a portfolio of lower-quality issues. In addition, we maintained broad exposure to different sectors of the Ohio market, while limiting exposure to riskier securities such as hospital bonds.

Looking ahead, it appears likely that investor concerns about a flat tax will recede, allowing municipal issues to make up some of the ground they lost compared to taxable securities during the recent period. Moreover, the continued slow economy reduces the risk of higher rates. In that environment, we will continue to maintain a broadly diversified portfolio and take advantage of opportunities to provide high current income without taking on undue risk.
----------
/1/The Fund's income may be subject
   to certain state and local taxes
   and, depending on your tax status,
   the federal alternative minimum
   tax.
+ The return with the maximum sales
  charge of 4.50% was 6.00% for the
  period.


                             [GRAPH APPEARS HERE]

                                           Since Inception
Average Annual Total Return     1 year        (8/1/94)
                                ------     ---------------
Investor A Shares*               6.00%          3.84%
Investor B Shares**              6.10%          5.58%

Value of $10,000 Investment     8/1/94     12/31/94     12/31/95
                                ------     --------     --------
Investor A Shares*               9,551       9,506       10,548
Investor B Shares**              9,600       9,560       10,558
Lehman Intermediate Municipal
  Bond Index                    10,000       9,727       11,424

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.


Past performance is not predictive of future performance. Investment return and principal value of The Riverfront Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. Performance for Investor B Shares for periods prior to initial offering, January 1995, represent performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and services fees which would have reduced performance.

The Lehman Brothers Intermediate Municipal Bond Index is an unmanaged index considered to be representative of the intermediate municipal bond market. It does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of The Riverfront Ohio Tax-Free Bond Fund reflects the deduction of fees for these value-added services.

PERFORMANCE REVIEWS                                         THE RIVERFRONT FUNDS
--------------------------------------------------------------------------------
THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND*
The Fund maintained a short average maturity of around 30 days during the recent period. That strategy reflected our primary mission: to preserve shareholders' principal while earning current income. A short average maturity reduces the risk of even minor fluctuations in the Fund's net asset value. Moreover, during the period it was possible to earn higher yields by investing in shorter-term securities.

The Fund also added commercial paper--essentially, short-term corporate IOUs-- which improved the Fund's yield and served as a temporary substitute for agency securities, which were not available in certain maturities.

During the coming months, we will likely extend the Fund's maturity to around
40 days. Reason: It appears likely that short-term rates will decline as the Federal Reserve Board attempts to bolster the faltering economy. By locking in current yields for a slightly longer period, the Fund might improve its return without taking on significant risk.
--------------------------------------------------------------------------------
The Riverfront Funds, Inc., is a family of mutual funds distributed by BISYS Fund Services, which is independent of The Provident Bank and its affiliates. The composition of the Funds' holdings is subject to change. SHARES IN THE
FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE PROVIDENT BANK OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FDIC OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES INVOLVES INVESTMENT
RISKS, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED.

This material is authorized for distribution only when accompanied or preceded by a prospectus.


----------
*An investment in the Fund is
 neither insured nor guaranteed by
 the U.S. Government. There can be no
 assurance that the Fund will be able
 to maintain a stable net asset value
 of $1 per share.

                               TABLE OF CONTENTS

                         Report of Independent Auditors
                                    Page 11

                      Statements of Assets and Liabilities
                                    Page 12

                            Statements of Operations
                                    Page 14

                      Statements of Changes in Net Assets
                                    Page 16

                       Schedules of Portfolio Investments
                                    Page 19

                         Notes to Financial Statements
                                    Page 34

                              Financial Highlights
                                    Page 43

                        REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Directors
The Riverfront Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of The Riverfront Funds, Inc. (comprising, respectively, U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, Flexible Growth Fund, and Stock Appreciation Fund) as of December 31, 1995, and the related statements of operations, and changes in net assets and the financial highlights for the year then ended of U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, and Flexible Growth Fund, and from October 1, 1995 to December 31, 1995 of Stock Appreciation Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, and Flexible Growth Fund for the periods prior to January 1, 1995, were audited by other auditors whose report dated January 20, 1995, expressed an unqualified opinion on those statements and financial highlights. The financial statements and financial highlights of the Stock Appreciation Fund for the years ended prior to October 1, 1995, were audited by other auditors whose report dated October 11, 1995, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Riverfront Funds, Inc. at December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the respective periods ended December 31, 1995 in conformity with generally accepted accounting principles.

                                       [LOGO OF ERNST & YOUNG LLP]
Cincinnati, Ohio
January 15, 1996

THE RIVERFRONT FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

                                  U.S. GOVERNMENT
                                  SECURITIES MONEY  U.S. GOVERNMENT   INCOME
                                    MARKET FUND       INCOME FUND   EQUITY FUND
                                  ----------------  --------------- -----------
             ASSETS:
Investments, at value............   $ 99,079,165      $37,305,693   $62,969,968
Repurchase agreements............     59,137,000
                                    ------------      -----------   -----------
    Total Investments............    158,216,165       37,305,693    62,969,968
Interest receivable..............         32,077          495,240       218,178
Receivable for capital shares
 issued..........................                           1,883        19,306
Receivable from brokers for
 investments sold................                                     1,123,881
Receivable from investment
 adviser.........................                          42,403        69,570
Prepaid expenses and other
 assets..........................         14,492            1,487         6,924
                                    ------------      -----------   -----------
    Total Assets.................    158,262,734       37,846,706    64,407,827
                                    ------------      -----------   -----------
          LIABILITIES:
Dividends payable................        668,431            4,750       219,989
Payable for capital shares
 redeemed........................                                        13,933
Payable to brokers for
 investments purchased...........                                       404,849
Accrued expenses and other
 payables:
  Investment advisory fees.......         24,438           12,899        48,471
  Administration fees............         29,047            6,450        10,203
  Audit and legal fees...........         22,846            7,142         7,299
  Other..........................         22,473           14,290        24,694
                                    ------------      -----------   -----------
    Total Liabilities............        767,235           45,531       729,438
                                    ------------      -----------   -----------
           NET ASSETS:
Capital..........................    157,497,789       38,263,873    58,269,402
Undistributed net investment
 income..........................                           7,806
Net unrealized appreciation from
 investments.....................                       1,436,834     5,381,996
Accumulated undistributed net
 realized gains (losses) from
 investment transactions.........         (2,290)      (1,907,338)       26,991
                                    ------------      -----------   -----------
    Net Assets...................   $157,495,499      $37,801,175   $63,678,389
                                    ============      ===========   ===========
Net Assets
  Investor A Shares..............   $157,495,499      $36,538,296   $60,845,149
  Investor B Shares..............                       1,262,879     2,833,240
                                    ------------      -----------   -----------
    Total........................   $157,495,499      $37,801,175   $63,678,389
                                    ============      ===========   ===========
Shares of capital stock
  Investor A Shares..............    157,497,789        3,762,748     5,199,892
  Investor B Shares..............                         115,283       239,090
                                    ------------      -----------   -----------
    Total........................    157,497,789        3,878,031     5,438,982
                                    ============      ===========   ===========
Net asset value
  Investor A Shares--redemption
   price per share...............   $       1.00      $      9.71   $     11.70
  Investor B Shares--offering
   price per share*..............                           10.95         11.85
                                    ============      ===========   ===========
Maximum Sales Charge
  (Investor A)...................                           4.50%         4.50%
                                                      ===========   ===========
Maximum Offering Price
 (100%/(100%--Maximum Sales
 Charge) of net asset value
 adjusted to nearest cent) per
 share (Investor A)..............   $       1.00(a)   $     10.17   $     12.25
                                    ============      ===========   ===========
Investments, at cost.............   $158,216,165      $35,868,859   $57,587,972
                                    ============      ===========   ===========

------
(a)Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.
  *Redemption price of Investor B Shares varies based on length of time shares are held.

                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

                                 OHIO TAX-FREE FLEXIBLE GROWTH STOCK APPRECIATION
                                   BOND FUND        FUND              FUND
                                 ------------- --------------- ------------------
           ASSETS:
Investments, at value..........   $11,650,714    $14,811,639     $39,420,991
Repurchase agreements..........                                    1,579,159
                                  -----------    -----------     -----------
    Total Investments..........    11,650,714     14,811,639      41,000,150
Interest receivable............        76,834        122,851          26,709
Receivable for capital shares
 issued........................                       22,430          44,007
Receivable from investment
 adviser.......................           612         58,705
Unamortized organization
 costs.........................         5,825          2,049          48,231
Prepaid expenses and other
 assets........................           620          4,372           3,943
                                  -----------    -----------     -----------
    Total Assets...............    11,734,605     15,022,046      41,123,040
                                  -----------    -----------     -----------
         LIABILITIES:
Dividends payable..............         1,449         51,444
Payable for capital shares
 redeemed......................                       17,633
Payable to brokers for
 investments purchased.........                      474,680
Accrued expenses and other
payables:
  Investment advisory fees.....         3,976          7,238          27,648
  Administration fees..........         1,988          2,413           6,912
  Audit and legal fees.........         3,299          2,945             279
  Other........................         6,852          8,799          21,029
                                  -----------    -----------     -----------
    Total Liabilities..........        17,564        565,152          55,868
                                  -----------    -----------     -----------
         NET ASSETS:
Capital........................    11,153,013     13,247,718      33,949,349
Undistributed net investment
 income........................         5,459          9,166
Net unrealized appreciation
 from investments..............       558,379      1,200,010       7,117,823
Accumulated undistributed net
 realized gains from
 investment transactions.......           190
                                  -----------    -----------     -----------
    Net Assets.................   $11,717,041    $14,456,894     $41,067,172
                                  ===========    ===========     ===========
Net Assets
  Investor A Shares............   $11,090,807    $ 9,426,863     $40,994,847
  Investor B Shares............       626,234      5,030,031          72,325
                                  -----------    -----------     -----------
    Total......................   $11,717,041    $14,456,894     $41,067,172
                                  ===========    ===========     ===========
Shares of capital stock........
  Investor A Shares............     1,055,522        829,894       4,315,611
  Investor B Shares............        58,358        430,077           7,299
                                  -----------    -----------     -----------
    Total......................     1,113,880      1,259,971       4,322,910
                                  ===========    ===========     ===========
Net asset value................
  Investor A Shares--
   redemption price per share..   $     10.51    $     11.36     $      9.50
  Investor B Shares--offering
   price per share*............         10.73          11.70            9.91
                                  ===========    ===========     ===========
Maximum Sales Charge (Investor
 A)............................         4.50%           4.50%           4.50%
                                 ===========     ===========     ===========
Maximum Offering Price
 (100%/(100%--Maximum Sales
 Charge) of net asset value
 adjusted to nearest cent) per
 share (Investor A)...........   $     11.01     $     11.90     $      9.95
                                 ===========     ===========     ===========
Investments, at cost..........   $11,092,335     $13,611,629     $33,882,327
                                 ===========     ===========     ===========

------
* Redemption price of Investor B Shares varies based on length of time shares are held.

                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

                                  U.S. GOVERNMENT
                                  SECURITIES MONEY U.S. GOVERNMENT INCOME EQUITY
                                    MARKET FUND      INCOME FUND       FUND
                                  ---------------- --------------- -------------
INVESTMENT INCOME:
Interest income.................     $8,763,797      $2,465,709     $   111,565
Dividend income.................                                      1,705,653
                                     ----------      ----------     -----------
    Total Income................      8,763,797       2,465,709       1,817,218
                                     ----------      ----------     -----------
EXPENSES:
Investment advisory fees........        221,912         144,461         407,229
Administration fees.............        296,225          72,231          96,796
12b-1 fees (Investor A).........        369,910          89,106         117,603
12b-1 fees (Investor B).........                          4,833          14,271
Custodian and accounting fees...         73,973          36,115          72,596
Audit and legal fees............        133,254          29,458          59,767
Trustees' fees and expenses.....         16,050           3,364           4,765
Transfer agent fees.............         59,257          37,402          42,860
Registration and filing fees....         13,235           4,600           7,802
Printing costs..................         26,680           6,282          11,066
Other...........................         16,925           3,827           4,406
Expenses voluntarily reduced....       (369,910)        (33,246)        (41,897)
                                     ----------      ----------     -----------
  Total expenses before
   reimbursement by investment
   adviser......................        857,511         398,433         797,264
  Reimbursement of expenses by
   investment adviser...........                           (548)        (62,119)
                                     ----------      ----------     -----------
    Total Expenses..............        857,511         397,885         735,145
                                     ----------      ----------     -----------
Net Investment Income...........      7,906,286       2,067,824       1,082,073
                                     ----------      ----------     -----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions........         (1,415)       (517,451)      6,655,045
Net change in unrealized
 appreciation from investments..                      3,520,908       5,311,784
                                     ----------      ----------     -----------
Net realized/unrealized gains
 (losses) from investments......         (1,415)      3,003,457      11,966,829
                                     ----------      ----------     -----------
Change in net assets resulting
 from operations................     $7,904,871      $5,071,281     $13,048,902
                                     ==========      ==========     ===========

                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

                                            FLEXIBLE      STOCK         STOCK
                             OHIO TAX-FREE   GROWTH    APPRECIATION  APPRECIATION
                               BOND FUND      FUND       FUND (A)      FUND (B)
                             ------------- ----------  ------------  ------------
INVESTMENT INCOME:
Interest income............   $  590,027   $  311,142  $    93,734    $  368,293
Dividend income............                    91,106       39,950       384,381
                              ----------   ----------  -----------    ----------
    Total Income...........      590,027      402,248      133,684       752,674
                              ----------   ----------  -----------    ----------
EXPENSES:
Investment advisory fees...       56,114       76,231       83,982       439,627
Administration fees........       22,439       16,888       20,771
12b-1 fees (Investor A)....       26,953       15,101       26,239       279,882
12b-1 fees (Investor B)....        4,410       24,218           21
Custodian and accounting
 fees......................       15,708       12,666       15,578        48,947
Audit and legal fees.......       18,656       10,249        8,306        36,163
Organization costs.........        8,823        4,078        6,704
Trustees' fees and
 expenses..................        1,096          365        2,005         2,779
Transfer agent fees........       25,445       22,857        9,834        75,871
Registration and filing
 fees......................        4,266        5,423        6,303        18,296
Printing costs.............        1,776       13,439        5,080
Other......................        1,043          441        1,173       143,379
Expenses voluntarily
 reduced...................      (15,933)    (31,119)       (1,181)
                              ----------   ----------  -----------    ----------
  Total expenses before
   reimbursement by
   investment adviser......      170,796      170,837      184,815     1,044,944
  Reimbursement of expenses
   by investment adviser...         (544)     (44,178)
                              ----------   ----------  -----------    ----------
    Total Expenses.........      170,252      126,659      184,815     1,044,944
                              ----------   ----------  -----------    ----------
Net Investment Income
 (Loss)....................      419,775      275,589      (51,131)     (292,270)
                              ----------   ----------  -----------    ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gains from
 investment transactions...        8,848      131,879    1,556,383     3,024,858
Net change in unrealized
 appreciation (depreciation)
 from investments..........      713,315    1,230,202   (2,070,853)    5,538,265
                              ----------   ----------  -----------    ----------
Net realized/unrealized
 gains (losses) from
 investments...............      722,163    1,362,081     (514,470)    8,563,123
                              ----------   ----------  -----------    ----------
Change in net assets
 resulting from operations.   $1,141,938   $1,637,670  $  (565,601)   $8,270,853
                              ==========   ==========  ===========    ==========

------
(a) Period from October 1, 1995 (date acquired by Riverfront Stock Appreciation
    Fund) through December 31, 1995.
(b) Represents statement of operations for the MIM Stock Appreciation Fund for the year ended September 30, 1995 (prior fiscal year end). Audited by other auditors.

                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                          U.S. GOVERNMENT SECURITIES         U.S. GOVERNMENT              INCOME EQUITY
                               MONEY MARKET FUND               INCOME FUND                    FUND
                          ----------------------------  --------------------------  --------------------------
                           YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              1995         1994 (A)         1995        1994 (A)        1995        1994 (A)
                          -------------  -------------  ------------  ------------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income..  $   7,906,286  $   5,452,996  $ 2,067,824   $ 1,797,395   $ 1,082,073   $   936,433
 Net realized gains
  (losses) from
  investment
  transactions..........         (1,415)          (875)    (517,451)   (1,525,031)    6,655,045     1,673,314
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........                                  3,520,908    (1,773,015)    5,311,784    (1,806,498)
                          -------------  -------------  -----------   -----------   -----------   -----------
Change in net assets
 resulting from
 operations.............      7,904,871      5,452,121    5,071,281    (1,500,651)   13,048,902       803,249
                          -------------  -------------  -----------   -----------   -----------   -----------
DISTRIBUTIONS TO
 INVESTOR A
 SHAREHOLDERS:
 From net investment
  income................     (7,906,286)    (5,452,996)  (2,032,120)   (1,797,395)   (1,065,510)     (936,243)
 In excess of net
  investment income.....                                                   (3,474)       (6,742)
 From net realized gains
  from investments......                                                             (6,293,075)   (1,694,627)
DISTRIBUTIONS TO
 INVESTOR B
 SHAREHOLDERS:
 From net investment
  income................                                    (22,977)                    (16,563)
 In excess of net
  investment income.....                                                                   (105)
 From net realized gains
  from investments......                                                               (222,170)
                          -------------  -------------  -----------   -----------   -----------   -----------
Change in net assets
 from shareholder
 distributions..........     (7,906,286)    (5,452,996)  (2,055,097)   (1,800,869)   (7,604,165)   (2,630,870)
                          -------------  -------------  -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    331,872,719    252,936,958    5,670,500     7,849,466    12,155,416    13,962,314
 Proceeds from shares
  issued in connection
  with acquisition......      4,865,634                                               9,727,219
 Dividends reinvested...      1,518,099        569,500      578,837       333,435     8,648,647       900,398
 Cost of shares
  redeemed..............   (330,133,820)  (237,338,519)  (4,185,229)   (2,238,879)   (7,262,834)   (2,457,054)
                          -------------  -------------  -----------   -----------   -----------   -----------
Change in net assets
 from capital
 transactions...........      8,122,632     16,167,939    2,064,108     5,944,022    23,268,448    12,405,658
                          -------------  -------------  -----------   -----------   -----------   -----------
Change in net assets....      8,121,217     16,167,064    5,080,292     2,642,502    28,713,185    10,578,037
NET ASSETS:
 Beginning of period....    149,374,282    133,207,218   32,720,883    30,078,381    34,965,204    24,387,167
                          -------------  -------------  -----------   -----------   -----------   -----------
 End of period..........  $ 157,495,499  $ 149,374,282  $37,801,175   $32,720,883   $63,678,389   $34,965,204
                          =============  =============  ===========   ===========   ===========   ===========
SHARE TRANSACTIONS:
 Issued.................    331,872,719    252,936,958      592,903       838,911     1,069,857     1,295,899
 Issued in connection
  with acquisition......      4,865,634                                                 793,942
 Reinvested.............      1,518,099        569,500       61,636        36,232       764,131        84,342
 Redeemed...............   (330,133,820)  (237,338,519)    (444,444)     (243,620)     (634,159)     (230,101)
                          -------------  -------------  -----------   -----------   -----------   -----------
Change in shares........      8,122,632     16,167,939      210,095       631,523     1,993,771     1,150,140
                          =============  =============  ===========   ===========   ===========   ===========

------
(a)Audited by other auditors

                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                               OHIO TAX-FREE BOND FUND               FLEXIBLE GROWTH FUND
                          ----------------------------------- -----------------------------------
                                               PERIOD                              PERIOD
                           YEAR ENDED      FROM AUGUST 1,      YEAR ENDED     FROM SEPTEMBER 1,
                          DECEMBER 31,      1994 THROUGH      DECEMBER 31,      1994 THROUGH
                              1995      DECEMBER 31, 1994 (A)     1995      DECEMBER 31, 1994 (A)
                          ------------  --------------------- ------------  ---------------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income..  $   419,775        $   121,843      $   275,589        $   22,610
 Net realized gains
  (losses) from
  investment
  transactions..........        8,848             (8,658)         131,879            (2,876)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........      713,315           (154,936)       1,230,202           (30,192)
                          -----------        -----------      -----------        ----------
Change in net assets
 resulting from
 operations.............    1,141,938           (41,751)        1,637,670           (10,458)
                          -----------        -----------      -----------        ----------
DISTRIBUTIONS TO
 INVESTOR A
 SHAREHOLDERS:
 From net investment
  income................     (401,164)          (123,784)        (202,502)          (27,057)
 From net realized gains
  from investments......                                          (85,787)
DISTRIBUTIONS TO
 INVESTOR B
 SHAREHOLDERS:
 From net investment
  income................      (13,152)                            (63,921)
 From net realized gains
  from investments......                                          (43,216)
                          -----------        -----------      -----------        ----------
Change in net assets
 from shareholder
 distributions..........     (414,316)          (123,784)        (395,426)          (27,057)
                          -----------        -----------      -----------        ----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................      895,943         10,355,088       11,076,750         2,833,344
 Dividends reinvested...       18,208                 27          334,888            13,957
 Cost of shares
  redeemed..............     (114,312)                           (906,216)         (100,558)
                          -----------        -----------      -----------        ----------
Change in net assets
 from capital
 transactions...........      799,839         10,355,115       10,505,422         2,746,743
                          -----------        -----------      -----------        ----------
Change in net assets....    1,527,461         10,189,580       11,747,666         2,709,228
NET ASSETS:
 Beginning of period....   10,189,580                           2,709,228
                          -----------        -----------      -----------        ----------
 End of period..........  $11,717,041        $10,189,580      $14,456,894        $2,709,228
                          ===========        ===========      ===========        ==========
SHARE TRANSACTIONS:
 Issued.................       87,181          1,036,159        1,035,102           285,468
 Reinvested.............        1,760                  3           30,561             1,408
 Redeemed...............      (11,223)                            (82,394)          (10,174)
                          -----------        -----------      -----------        ----------
Change in shares........       77,718          1,036,162          983,269           276,702
                          ===========        ===========      ===========        ==========

------
(a) Period from commencement of operations. Audited by other auditors.

                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                STOCK APPRECIATION FUND
                          -------------------------------------------------------------------
                                 PERIOD                 PERIOD                 PERIOD
                             FROM OCTOBER 1,       FROM OCTOBER 1,        FROM OCTOBER 1,
                              1995 THROUGH           1994 THROUGH           1993 THROUGH
                          DECEMBER 31, 1995 (A) SEPTEMBER 30, 1995 (B) SEPTEMBER 30, 1994 (B)
                          --------------------- ---------------------- ----------------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment loss....       $   (51,131)          $   (292,270)          $   (725,732)
 Net realized gains from
  investment
  transactions..........         1,556,383              3,024,858                715,333
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........        (2,070,853)             5,538,265             (8,468,657)
                               -----------           ------------           ------------
Change in net assets
 resulting from
 operations.............          (565,601)             8,270,853             (8,479,056)
                               -----------           ------------           ------------
DISTRIBUTIONS TO
  INVESTOR A
  SHAREHOLDERS:
 From net investment
  income................                               (1,166,721)            (1,869,901)
 From net realized gains
  from investments......        (1,556,383)                                   (1,566,848)
 Tax return of capital..            (6,824)
                               -----------           ------------           ------------
Change in net assets
 from shareholder
 distributions..........        (1,563,207)            (1,166,721)            (3,436,749)
                               -----------           ------------           ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................           810,508
 Dividends reinvested...         1,542,781
 Cost of shares
  redeemed..............        (3,611,887)
                               -----------           ------------           ------------
Change in net assets
 from capital
 transactions...........        (1,258,598)           (10,529,141)               463,566
                               -----------           ------------           ------------
Change in net assets....        (3,387,406)            (3,425,009)           (11,452,239)
NET ASSETS:
 Beginning of period....        44,454,578             47,879,587             59,331,826
                               -----------           ------------           ------------
 End of period..........       $41,067,172           $ 44,454,578           $ 47,879,587
                               ===========           ============           ============
SHARE TRANSACTIONS:
 Issued.................            83,381
 Reinvested.............           164,279
 Redeemed...............          (370,208)
                               -----------           ------------           ------------
Change in shares........          (122,548)
                               ===========           ============           ============

------
(a) Period from date acquired by Riverfront Stock Appreciation Fund.
(b) Represents statements of changes in net assets for the MIM Stock Appreciation Fund. Audited by other auditors.

                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

 PRINCIPAL                        SECURITY                          AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ---------- ----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (35.2%):
 Federal Farm Credit Bank:
  3,000,000 Discount Note, 1/19/96..............................   $  2,991,585
  3,000,000 Discount Note, 2/21/96..............................      2,976,540
 Federal Home Loan Mortgage Corp.:
  7,825,000 Discount Note, 1/2/96...............................      7,823,783
  2,000,000 Discount Note, 2/26/96..............................      1,982,764
  3,000,000 Discount Note, 4/1/96...............................      2,959,050
 Federal National Mortgage Assoc.:
    100,000 9.35%, 2/12/96......................................        100,306
  5,000,000 Discount Note, 1/3/96...............................      4,998,447
  6,000,000 Discount Note, 1/5/96...............................      5,996,270
  3,000,000 Discount Note, 1/16/96..............................      2,993,025
  6,770,000 Discount Note, 2/2/96...............................      6,736,575
  3,000,000 Discount Note, 2/22/96..............................      2,975,714
  3,000,000 Discount Note, 3/8/96...............................      2,969,515
  3,000,000 Discount Note, 3/14/96..............................      2,966,846
  4,000,000 Discount Note, 3/28/96..............................      3,948,573
 World Bank:
  3,000,000 Discount Note, 3/4/96...............................      2,971,020
                                                                   ------------
  Total U.S. Government Agencies                                     55,390,013
                                                                   ------------
 COMMERCIAL PAPER (27.7%):
 British Commercial Paper (4.4%):
  4,000,000 Glaxo PLC, Discount Note, 1/23/96...................      3,986,067
  3,000,000 Hanson PLC, Discount Note, 3/6/96...................      2,969,829
                                                                   ------------
                                                                      6,955,896
                                                                   ------------
 Energy (1.9%):
  3,000,000 Mid American Energy Co., Discount Note, 3/26/96.....      2,960,688
                                                                   ------------
 Financial Services (5.6%):
  2,000,000 International Lease Finance Corp., Discount Note,
             2/23/96............................................      1,983,393
  4,000,000 Merrill Lynch, Discount Note, 1/17/96...............      3,989,867

 PRINCIPAL                        SECURITY                          AMORTIZED
  AMOUNT                        DESCRIPTION                            COST
 --------- -----------------------------------------------------   ------------
 COMMERCIAL PAPER, CONTINUED:
 Financial Services, continued:
 3,000,000 Merrill Lynch, Discount Note, 2/29/96................   $  2,972,172
                                                                   ------------
                                                                      8,945,432
                                                                   ------------
 German Commercial Paper (2.5%):
 4,000,000 Daimler--Benz North America Corp., Discount Note,
            1/30/96.............................................      3,981,601
                                                                   ------------
 Japanese Commercial Paper (4.4%):
 3,000,000 Mitsubishi Corp., Discount Note, 3/15/96.............      2,965,343
 4,000,000 Mitsui & Co., Discount Note, 4/17/96.................      3,934,611
                                                                   ------------
                                                                      6,899,954
                                                                   ------------
 Manufacturing (1.9%):
 3,000,000 Case Equipment Corp., Discount Note, 1/12/96.........      2,994,729
                                                                   ------------
 Pharmaceutical (1.9%):
 3,000,000 Allergan Co., Discount Note, 1/9/96..................      2,996,173
                                                                   ------------
 Telecommunication (5.1%):
 4,000,000 AT&T Corp., Discount Note, 1/23/96...................      3,986,067
 4,000,000 MCI Communications Corp., Discount Note, 2/20/96.....      3,968,612
                                                                   ------------
                                                                      7,954,679
                                                                   ------------
  Total Commercial Paper                                             43,689,152
                                                                   ------------
  Total Investments                                                  99,079,165
                                                                   ------------

                                   Continued

THE RIVERFRONT FUNDS, INC.
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 PRINCIPAL                         SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ---------- -----------------------------------------------------  ------------
 REPURCHASE AGREEMENTS (37.5%):
 24,137,000 Dean Witter, 5.70%, dated 12/29/95, due 1/2/96
             (Collateralized by various U.S. Government Agency
             Securities, 0.00%-7.99%, 2/6/95-6/1/24, market
             value-$24,619,742)..................................  $ 24,137,000
 PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                       DESCRIPTION                           COST
 ---------- ---------------------------------------------------   ------------
 REPURCHASE AGREEMENTS, CONTINUED:
 35,000,000 Prudential, 5.83%, dated 12/29/95, due 1/2/96
             (Collateralized by various U.S. Treasury and U.S.
             Government Agency Securities, 0.00%-8.50%,
             5/15/04-12/1/25, market value--$35,700,146).......   $ 35,000,000
                                                                  ------------
  Total Repurchase Agreements                                       59,137,000
                                                                  ------------
  Total (Cost--$158,216,165)(a)                                   $158,216,165
                                                                  ============

------
Percentages indicated are based on net assets of $157,495,499.
(a) Cost for federal income tax and financial reporting purposes are the same.

                      See notes to financial statements.

THE RIVERFRONT FUNDS, INC.
U.S. GOVERNMENT INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS (25.0%):
 Automotive (1.3%):
   500,000 Ford Motor Credit Corp., 6.25%, 12/8/05...............   $   498,125
                                                                    -----------
 Financial (18.3%):
 1,000,000 Chemical Bank, 8.50%, 2/15/02.........................     1,126,250
 1,000,000 Chemical Master Credit Card Trust I, 6.23%, 6/15/03,
            Series 1995-2........................................     1,018,680
 1,000,000 Comerica, Inc., 7.25%, 8/1/07.........................     1,060,000
 1,000,000 First Chicago Master Trust II, Series 1994L, 7.15%,
            4/15/01..............................................     1,055,260
   500,000 Grand Metropolitan Investment, 7.45%, 4/15/35.........       548,750
   500,000 Lehman Brothers Holdings, 7.13%, 9/15/03..............       513,125
   500,000 Lehman Brothers Holdings, 8.50%, 5/1/07...............       562,500
 1,000,000 MBNA Master Credit Card Trust, 6.05%, 11/15/02........     1,012,010
                                                                    -----------
                                                                      6,896,575
                                                                    -----------
 Telecommunication (2.7%):
 1,000,000 U.S. West Capital Corp., 6.31%, 11/1/05...............     1,020,000
                                                                    -----------
 Tobacco (2.7%):
 1,000,000 Philip Morris Cos., Inc., 7.50%, 3/15/97..............     1,021,250
                                                                    -----------
  Total Corporate Bonds                                               9,435,950
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (62.2%):
 Federal Home Loan Bank:
 1,000,000 5.60%, 7/24/97........................................     1,004,240
   500,000 8.07%, 2/27/02........................................       534,675
   875,000 6.38%, 4/29/03........................................       883,470
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp.:
 1,000,000 6.55%, 1/4/00..........................................   $ 1,032,760
   500,000 6.33%, 2/16/00.........................................       500,430
 1,000,000 6.78%, 3/28/01 ........................................     1,002,220
 1,000,000 7.68%, 5/23/01.........................................     1,034,610
 1,000,000 7.35%, 5/16/05.........................................     1,055,430
   500,000 7.50%, 3/15/15.........................................       508,105
 1,000,000 7.00%, 10/15/17........................................     1,019,230
 1,000,000 6.00%, 1/15/18.........................................     1,003,930
 1,000,000 7.20%, 6/15/18.........................................     1,016,100
 1,250,000 5.85%, 1/25/19.........................................     1,231,675
 Federal National Mortgage Association:
 1,000,000 5.33%, 6/26/98.........................................       995,160
   500,000 9.05%, 4/10/00.........................................       564,235
   625,000 6.38%, 6/25/03.........................................       630,481
   625,000 6.05%, 6/30/03.........................................       637,400
   888,146 6.75%, 8/25/04.........................................       888,769
 1,050,000 8.50%, 2/1/05..........................................     1,144,332
 1,000,000 7.00%, 9/25/05.........................................     1,014,200
 1,000,000 7.00%, 9/25/19.........................................     1,009,700
   600,000 9.50%, 11/10/20........................................       639,966
 Government National Mortgage Association:
   885,637 8.00%, 5/15/23
            Pool #351752..........................................       921,355
 Student Loan Marketing Association:
 1,000,000 6.05%, 9/14/00.........................................     1,019,500
 1,000,000 7.20%, 11/9/00.........................................     1,066,250
 Tennessee Valley Authority:
 1,050,000 7.88%, 9/15/01.........................................     1,147,125
                                                                     -----------
  Total U.S. Government Agencies                                      23,505,348
                                                                     -----------
 U.S. TREASURY BONDS (2.6%):
   410,000 6.50%, 4/30/99.........................................       425,039
   500,000 7.25%, 5/15/04.........................................       555,215
                                                                     -----------
  Total U.S. Treasury Bonds                                              980,254
                                                                     -----------

                                   Continued

THE RIVERFRONT FUNDS, INC.
U.S. GOVERNMENT INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY NOTES (5.5%):
   500,000 5.88%, 3/31/99.........................................   $   508,870
   250,000 5.88%, 2/15/04.........................................       255,242
 1,000,000 6.50%, 5/15/05.........................................     1,064,190
    250,00 6.25%, 8/15/23.........................................       257,170
                                                                     -----------
  Total U.S. Treasury Notes                                            2,085,472
                                                                     -----------
 YANKEE DOLLAR BONDS (1.1%):
   365,000 Montreal Urban Community, 9.13%, 3/15/01...............       414,275
                                                                     -----------
  Total Yankee Dollar Bonds                                              414,275
                                                                     -----------
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (2.3%):
   884,394 Dreyfus Treasury Prime Fund............................   $   884,394
                                                                     -----------
  Total Investment Companies                                             884,394
                                                                     -----------
  Total (Cost--$35,868,859)(a)                                       $37,305,693
                                                                     ===========

------
Percentages indicated are based on net assets of $37,801,175.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $1,459,613
    Unrealized depreciation...........    (22,779)
                                       ----------
    Net unrealized appreciation....... $1,436,834
                                       ==========

                      See notes to financial statements.

THE RIVERFRONT FUNDS, INC.
INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (97.0%):
 Aerospace-Aircraft (0.8%):
      800  B.F. Goodrich Co.......................................   $    54,500
    3,000  Raytheon Co............................................       141,750
    2,000  Rockwell International Corp............................       105,750
    2,000  United Technologies Corp...............................       189,750
                                                                     -----------
                                                                         491,750
                                                                     -----------
 Apparel (2.2%):
   51,700  Intimate Brands, Inc...................................       775,500
   11,600  V F Corp...............................................       611,900
                                                                     -----------
                                                                       1,387,400
                                                                     -----------
 Automobile & Parts (2.2%):
   15,100  Eaton Corp.............................................       809,737
      800  Genuine Parts Co.......................................        32,800
    7,100  TRW, Inc...............................................       550,250
                                                                     -----------
                                                                       1,392,787
                                                                     -----------
 Banks (8.9%):
   11,500  AmSouth Bancorporation.................................       464,313
   12,000  Bank of Boston Corp. ..................................       555,000
    5,500  BayBanks, Inc. ........................................       540,375
   23,100  Central Fidelity Banks, Inc............................       739,200
   12,400  Crestar Financial Corp.................................       733,150
   11,500  First American Corp....................................       544,812
    1,000  First Virginia Banks, Inc..............................        41,750
   24,200  Jefferson Bankshares, Inc..............................       490,050
   30,100  Magna Group, Inc.......................................       714,875
   27,600  Summit Bancorp.........................................       869,400
                                                                     -----------
                                                                       5,692,925
                                                                     -----------
 Building Materials (2.0%):
   37,200  Masco Corp.............................................     1,167,150
    2,000  Sherwin Williams Co....................................        81,500
                                                                     -----------
                                                                       1,248,650
                                                                     -----------
 Chemicals (7.9%):
   11,700  Betz Laboratories, Inc.................................       479,700
   42,300  Crompton & Knowles Corp................................       560,475
      900  Dexter Corp............................................        21,263

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Chemicals, continued:
     3,500 E.I. du Pont deNemours & Co. ..........................   $   244,563
    91,400 Ethyl Corp.............................................     1,142,500
     2,000 Great Lakes Chemical Corp..............................       144,000
    26,500 Lawter International, Inc..............................       308,062
    17,500 Nalco Chemical Co......................................       527,187
     3,000 PPG Industries, Inc....................................       137,250
    11,000 Rohm & Haas Co.........................................       708,125
    25,600 Witco Corp.............................................       748,800
                                                                     -----------
                                                                       5,021,925
                                                                     -----------
 Chemicals & Drugs (0.2%):
     1,600 Bristol Myers Squibb Co................................       137,400
                                                                     -----------
 Consumer Products (1.3%):
    23,000 Corning, Inc...........................................       736,000
     2,000 Gillette Co............................................       104,250
                                                                     -----------
                                                                         840,250
                                                                     -----------
 Cosmetics (0.2%):
     2,000 International Flavors..................................        96,000
                                                                     -----------
 Commercial Services (2.5%):
    20,300 Kelly Services, Inc.-Class A...........................       563,325
    47,500 Ogden Corp.............................................     1,015,312
                                                                     -----------
                                                                       1,578,637
                                                                     -----------
 Department Stores (4.1%):
    27,600 May Department Stores Co...............................     1,166,100
    16,600 Mercantile Stores Co., Inc.............................       767,750
    11,800 J.C. Penney Co.........................................       561,975
     3,000 Sears Roebuck & Co.....................................       117,000
                                                                     -----------
                                                                       2,612,825
                                                                     -----------
 Electrical (2.3%):
     6,000 AMP, Inc...............................................       230,250
    15,100 Thomas & Betts Corp....................................     1,113,625
     1,500 WW Grainger, Inc.......................................        99,375
                                                                     -----------
                                                                       1,443,250
                                                                     -----------

                                   Continued

THE RIVERFRONT FUNDS, INC.
INCOME EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Electronics (2.7%):
    4,000  General Electric Co....................................   $   288,000
   39,800  General Signal Corp....................................     1,288,525
    3,000  Loral Corp.............................................       106,125
    1,500  National Service Industries, Inc.......................        48,563
                                                                     -----------
                                                                       1,731,213
                                                                     -----------
 Energy & Oil (0.2%):
    1,000  British Petroleum, PLC-ADR.............................       102,125
                                                                     -----------
 Financial Services (2.6%):
   39,700  ITT Industries, Inc....................................       952,800
    5,500  J.P. Morgan & Co.......................................       441,375
    4,000  Norwest Corp...........................................       132,000
    2,000  Student Loan Marketing Assoc...........................       131,750
                                                                     -----------
                                                                       1,657,925
                                                                     -----------
 Food Processing (0.8%):
   15,100  Dean Foods Co..........................................       415,250
    9,500  Tasty Baking Co........................................       115,188
                                                                     -----------
                                                                         530,438
                                                                     -----------
 Foreign (2.2%):
   90,500  Hanson Trust, PLC......................................     1,380,125
                                                                     -----------
 Holding Company (1.7%):
    7,800  Unilever N.V...........................................     1,097,850
                                                                     -----------
 Household Products/Wares (1.1%):
    8,600  Colgate-Palmolive Co...................................       604,150
    1,000  Procter & Gamble Co....................................        83,000
                                                                     -----------
                                                                         687,150
                                                                     -----------
 Industrial Machinery (2.0%):
   29,400  Cooper Industries, Inc.................................     1,080,450
    7,900  Goulds Pumps, Inc......................................       197,500
                                                                     -----------
                                                                       1,277,950
                                                                     -----------
 Insurance (5.3%):
    2,781  Allstate Corp..........................................       114,369

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Insurance, continued:
   13,800  American Financial Group...............................   $   422,625
   26,400  American General Corp..................................       920,700
    1,500  American International Group...........................       138,750
   22,500  ITT Hartford Group, Inc.(b)                                 1,088,437
   15,500  Torchmark Corp.........................................       701,375
                                                                     -----------
                                                                       3,386,256
                                                                     -----------
 Manufacturing--Miscellaneous (0.4%):
    3,500  Minnesota Mining & Manufacturing Co....................       231,875
                                                                     -----------
 Medical Services & Supplies (0.2%):
    1,500  Becton Dickinson & Co..................................       112,500
                                                                     -----------
 Metals (1.4%):
   15,500  Reynolds Metals Co.....................................       877,687
                                                                     -----------
 Oil--International (0.5%):
    5,000  Chevron Corp...........................................       262,500
    1,000  Exxon Corp.............................................        80,125
                                                                     -----------
                                                                         342,625
                                                                     -----------
 Oil Equipment, Wells & Services (1.7%):
   45,100  Dresser Industries, Inc................................     1,099,312
                                                                     -----------
 Oil & Gas Production (10.4%):
   10,800  Amoco Corp.............................................       776,250
   19,200  Ashland, Inc...........................................       674,400
    9,800  Atlantic Richfield Co..................................     1,085,350
   50,400  Occidental Petroleum Corp..............................     1,077,300
   34,000  Repsol, S.A.-ADR.......................................     1,117,750
   42,800  USX-Marathon Group.....................................       834,600
   38,500  Unocal Corp............................................     1,121,312
                                                                     -----------
                                                                       6,686,962
                                                                     -----------
 Packaged Food (3.9%):
    4,500  Flower's Industries, Inc...............................        54,563
   11,800  General Mills, Inc.....................................       681,450
   39,400  Grand Metropolitan, PLC-ADR............................     1,132,750
   33,000  Lance, Inc.............................................       540,375


                                   Continued

THE RIVERFRONT FUNDS, INC.
INCOME EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Packaged Food, continued:
    2,500  Sara Lee Corp..........................................   $    79,688
                                                                     -----------
                                                                       2,488,826
                                                                     -----------
 Pharmaceuticals (4.2%):
    3,000  Abbott Laboratories....................................       125,250
    9,000  Merck & Co., Inc.......................................       591,750
    3,000  Pfizer, Inc............................................       189,000
    6,000  Schering-Plough........................................       328,500
   14,600  Warner-Lambert Co......................................     1,418,025
                                                                     -----------
                                                                       2,652,525
                                                                     -----------
 Photography (0.6%):
    5,500  Eastman Kodak Co.......................................       368,500
                                                                     -----------
 Pipelines (2.1%):
   27,500  Tenneco, Inc...........................................     1,364,687
                                                                     -----------
 Printing & Publishing (1.8%):
   17,900  Dun & Bradstreet Corp..................................     1,159,025
                                                                     -----------
 Real Estate Investment Trusts (0.2%):
    3,000  Federal Realty Investment Trust........................        68,250
    3,200  New Plan Realty Trust..................................        70,000
                                                                     -----------
                                                                         138,250
                                                                     -----------
 Restaurants (0.1%):
    1,800  Luby's Cafeterias, Inc.................................        40,050
                                                                     -----------
 Retail (0.4%):
    5,000  Winn Dixie Stores, Inc.................................       184,375
    5,000  Woolworth Corp.........................................        65,000
                                                                     -----------
                                                                         249,375
                                                                     -----------
 Savings & Loan (0.9%):
   30,000  Roosevelt Financial Group, Inc.........................       581,250
                                                                     -----------
 Tobacco (1.2%):
    5,000  American Brands, Inc...................................       223,125
    5,000  Philip Morris Cos., Inc................................       452,500
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Tobacco, continued:
    1,300  UST, Inc...............................................   $    43,388
                                                                     -----------
                                                                         719,013
                                                                     -----------
 Tools (0.6%):
    4,000  Illinois Tool Works....................................       236,000
    3,600  Snap-On, Inc...........................................       162,900
                                                                     -----------
                                                                         398,900
                                                                     -----------
 Transportation (1.1%):
    5,800  Canadian National Railway Co.(b).......................        87,000
    2,500  Illinois Central Corp..................................        95,938
    2,500  Norfolk Southern Corp..................................       198,438
   13,500  Ryder System, Inc......................................       334,125
                                                                     -----------
                                                                         715,501
                                                                     -----------
 Utilities--Electric (4.2%):
   27,191  Cinergy Corp...........................................       832,724
    1,000  KU Energy Corp.........................................        30,000
   22,000  Peco Energy Co.........................................       662,750
   18,300  Public Services Enterprise Group.......................       560,437
   14,400  Texas Utilities Co.....................................       592,200
                                                                     -----------
                                                                       2,678,111
                                                                     -----------
 Utilities--Gas (0.1%):
    1,500  Consolidated Natural Gas Co............................        68,063
    1,000  Washington Gas & Light Co..............................        20,500
                                                                     -----------
                                                                          88,563
                                                                     -----------
 Utilities--Telecommunications (7.8%):
   17,600  ALLTEL Corp............................................       519,200
   46,800  Frontier Corp..........................................     1,404,000
   15,600  GTE Corp...............................................       686,400
    1,200  Pacific Telesis Group..................................        40,350
   30,200  Southern New England Telecommunications Corp...........     1,200,450
   26,400  Sprint Corp............................................     1,052,700

                                   Continued

THE RIVERFRONT FUNDS, INC.
INCOME EQUITY FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Utilities--Telecommunications, continued:
    1,500  US West, Inc...........................................   $    53,625
                                                                     -----------
                                                                       4,956,725
                                                                     -----------
  Total Common Stocks                                                 61,745,093
                                                                     -----------
 CONVERTIBLE CORPORATE BONDS (1.9%):
 Financial (0.4%):
   50,000  Chubb Capital Corp., 6.00%, 5/15/98....................        57,250
   50,000  Cincinnati Financial Corp., 5.50%, 5/1/02..............        69,500
   50,000  South Carolina National Corp., 6.50%, 5/15/01..........       118,375
                                                                     -----------
                                                                         245,125
                                                                     -----------
 Industrial (0.3%):
   50,000  Hazleton Labs, 6.50%, 5/15/06..........................       123,250
   50,000  Liebert Corp., 8.00%, 11/15/10.........................       145,500
                                                                     -----------
                                                                         268,750
                                                                     -----------
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CONVERTIBLE CORPORATE BONDS, CONTINUED:
 Manufacturing (0.2%):
  100,000  Allegheny Ludlum Corp., 5.88%, 3/15/02.................   $   103,625
                                                                     -----------
 Oil & Gas--Domestic (0.2%):
  100,000  Pennzoil Co., 6.50%, 1/15/03...........................       128,500
                                                                     -----------
 Restaurant (0.1%):
   85,000  Cooker Restaurant, 6.75%, 10/1/02......................        68,000
                                                                     -----------
 Retail (0.5%):
  300,000  Federated Department Stores, 5.00%, 10/1/03............       300,375
                                                                     -----------
 Toys (0.2%):
  100,000  Hasbro, Inc., 6.00%,
            11/15/98..............................................       110,500
                                                                     -----------
  Total Convertible Corporate Bonds                                    1,224,875
                                                                     -----------
  Total (Cost--$57,587,972)(a)                                       $62,969,968
                                                                     ===========

------
Percentages indicated are based on net assets of $63,678,389.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $96,134. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation......... $ 6,388,955
    Unrealized depreciation.........  (1,103,093)
                                     -----------
    Net unrealized appreciation..... $ 5,285,862
                                     ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

THE RIVERFRONT FUNDS, INC.
OHIO TAX-FREE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 OHIO MUNICIPAL BONDS (93.3%):
  100,000  Aurora, City School District, 5.40%, 12/1/06...........   $   105,000
  100,000  Bowling Green, City School District, 5.70%, 12/1/11....       102,375
  230,000  Butler County, Hospital Facilities, 6.00%, 11/15/10,
            Callable 5/15/04......................................       240,925
  250,000  Butler County, Sewer System Revenue, Series B, 6.20%,
            12/1/09...............................................       265,937
  250,000  Canton, Waterworks System, 5.75%, 12/1/10..............       262,187
  100,000  Chillicothe, Water System Revenue, 5.10%, 12/1/05......       101,625
  200,000  Cincinnati, GO, 4.50%, 12/1/97.........................       202,250
  250,000  Cincinnati, GO, 5.25%, 12/1/01.........................       262,813
  250,000  Clermont County, Waterworks Revenue, 6.63%, 12/1/16....       284,062
  250,000  Columbus, GO, 5.90%, 1/1/01............................       267,812
  250,000  Columbus, GO, 5.50%, 5/15/08, Callable 5/15/06.........       263,125
  250,000  Columbus, Sewer Revenue, 6.13%, 6/1/03.................       277,812
  250,000  Columbus, Sewer Revenue, 8.00%, 6/1/08.................       259,275
  200,000  Columbus, GO, 5.65%, 6/15/11...........................       207,750
  100,000  Delaware County, GO, 5.60%, 12/1/10....................       102,625
  100,000  Dover, Municipal Electric System Revenue, 5.35%,
            12/1/06...............................................       104,125
  250,000  Franklin County, Hospital Revenue, Riverside United
            Methodist-A, 5.30%, 5/15/02...........................       257,813
  250,000  Franklin County, Hospital Revenue, 5.25%, 6/1/08.......       250,938
  250,000  Fremont, GO, 5.45%, 12/15/07...........................       259,688
  250,000  Gahanna, GO, 5.85%, 6/1/08.............................       267,812
  250,000  Hamilton County, Building Improvement & Refunding
            Museum Center, 5.75%, 12/1/00.........................       265,625
   80,000  Hamilton County, Sewer Systems, Series A, 6.40%,
            12/1/04...............................................        89,100
  170,000  Hamilton County, Sewer System Unrefunded, Series A,
            6.40%, 12/1/04........................................       188,488
  250,000  Hilliard, School District, 5.35%, 12/1/04..............       261,875
  250,000  Kings Local School District, 5.75%, 12/1/10............       260,625
  100,000  Lake County, Human Services Building, GO, 5.70%,
            12/1/15...............................................       103,500
  250,000  Lakota, Local School District, 6.00%, 12/1/07, Callable
            12/1/02...............................................       265,313
  250,000  Mahoning County, 5.60%, 12/1/02........................       265,938
  250,000  Mahoning County, GO, 5.70%, 12/1/08....................       263,125
  100,000  Marysville, School District, 5.30%, 12/1/09............       101,250
  200,000  Mason, City School District, GO, 5.20%, 12/1/08........       203,750
  250,000  Middletown, Capital Facilities Improvement Refunding,
            5.60%, 12/1/05........................................       261,250
  100,000  Montgomery County, 5.40%, 9/1/09.......................       101,625
  250,000  State Building Authority, 5.70%, 9/1/01................       265,938
  250,000  State Building Authority, 6.00%, 10/1/07...............       271,250

                                   Continued

THE RIVERFRONT FUNDS, INC.
OHIO TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 OHIO MUNICIPAL BONDS, CONTINUED:
  245,000  State Building Authority, 6.13%, 10/1/09..............   $   265,825
   95,000  State Building Authority, 6.25%, 6/1/11...............       100,106
  100,000  State, GO, 5.60%, 8/1/02..............................       107,000
  250,000  State Public Facilities Commission, Higher Education
            Capital Facilities-Series II-B, 5.70%, 11/1/03.......       268,437
  200,000  State Public Facilities Commission, Higher Education
            Capital Facilities-Series II-A, 5.20%, 5/1/05........       206,500
  250,000  State Public Facilities Commission, Park & Recreations
            Facilities, Series II-A, 5.25%, 6/1/06...............       255,000
  250,000  State Special Obligation, 5.45%, 6/1/99...............       260,625
  250,000  State Water Development Authority Revenue, 5.75%,
            6/1/03...............................................       266,875
  250,000  State Water Development Authority Revenue, 5.75%,
            12/1/05, Callable 12/1/02............................       265,937
  150,000  State Water Development Authority Revenue, 5.70%,
            12/1/11..............................................       155,063
  250,000  Olentangy Local School District-Series A, 5.70%,
            12/1/05                                                     270,312
  100,000  Solon, GO, 5.25%, 12/1/07.............................       102,375
  250,000  University of Cincinnati, Series R3, 5.80%, 6/1/04....       267,500
  250,000  Warren County, Waterworks Revenue, 5.75%, 12/1/09.....       259,688
  100,000  West Clermont, Local School District, 5.55%, 12/1/06..       105,250
  250,000  Woodridge, Local School District, 5.75%, 12/1/07,
            Callable 12/1/04.....................................       265,625
                                                                    -----------
  Total Ohio Municipal Bonds......................................   10,936,719
                                                                    -----------
 INVESTMENT COMPANIES (6.1%):
 375,000   Dreyfus Municipal Money Market Fund...................       375,000
 338,995   Goldman Tax-Free Fund.................................       338,995
                                                                    -----------
  Total Investment Companies......................................      713,995
                                                                    -----------
  Total (Cost--$11,092,335)(a)....................................  $11,650,714
                                                                    ===========

--------
Percentages indicated are based on net assets of $11,717,041.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation............ $ 562,460
    Unrealized depreciation............    (4,081)
                                        ---------
    Net unrealized appreciation........ $ 558,379
                                        =========

GO--General Obligation


                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.
FLEXIBLE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (45.1%):
 Aerospace--Aircraft (1.8%):
     2,200 Lockheed Martin Corp...................................   $   173,800
     1,900 Watkin-Johnson Co......................................        83,125
                                                                     -----------
                                                                         256,925
                                                                     -----------
 Banks (1.2%):
     2,500 Citicorp...............................................       168,125
                                                                     -----------
 Beverages (0.9%):
     2,000 Anheuser-Busch Cos., Inc...............................       133,750
                                                                     -----------
 Chemicals & Drugs (3.6%):
     4,000 Bristol Myers Squibb Co................................       343,500
     2,500 E.I. du Pont deNemours & Co. ..........................       174,687
                                                                     -----------
                                                                         518,187
                                                                     -----------
 Computers & Software (2.2%):
     2,000 Compaq Computer Corp.(b)...............................        96,000
     4,800 Seagate Technology, Inc.(b)............................       228,000
                                                                     -----------
                                                                         324,000
                                                                     -----------
 Electronics (2.9%):
     3,500 Arrow Electronics, Inc.(b).............................       150,937
     2,000 Tektronix, Inc.........................................        98,250
     3,200 Texas Instruments, Inc.................................       165,600
                                                                     -----------
                                                                         414,787
                                                                     -----------
 Energy--Oil (2.1%):
     2,000 British Petroleum PLC-ADR..............................       204,250
     1,300 Exxon Corp.............................................       104,163
                                                                     -----------
                                                                         308,413
                                                                     -----------
 Food Processing (3.0%):
     4,400 Archer Daniels Midland Co..............................        79,200
     4,500 H.J. Heinz Co..........................................       149,062
     4,000 IBP, Inc...............................................       202,000
                                                                     -----------
                                                                         430,262
                                                                     -----------
 Forest Products (0.5%):
     2,000 International Paper Co.................................        75,750
                                                                     -----------
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Grocery (1.6%):
     6,000 Kroger Co.(b)..........................................   $   225,000
                                                                     -----------
 Household Products/Wares (1.3%):
     2,700 Clorox Co..............................................       193,388
                                                                     -----------
 Insurance--Fire & Casualty (1.5%):
     3,000 Transatlantic Holdings, Inc............................       220,125
                                                                     -----------
 Leisure Time (0.8%):
     5,000 Brunswick Corp.........................................       120,000
                                                                     -----------
 Manufacturing (0.8%):
     4,000 TRINOVA Corp...........................................       114,500
                                                                     -----------
 Metals (1.3%):
     8,000 Placer Dome, Inc.......................................       193,000
                                                                     -----------
 Mining (2.5%):
     5,000 Barrick Gold Corp......................................       131,875
     4,000 Homestake Mining Co....................................        62,500
    14,000 Santa Fe Pacific Gold Corp.(b).........................       169,750
                                                                     -----------
                                                                         364,125
                                                                     -----------
 Natural Gas (3.6%):
     3,500 Enron Corp.............................................       133,438
     6,000 Pacific Enterprises....................................       169,500
     8,000 Panhandle Eastern Corp.................................       223,000
                                                                     -----------
                                                                         525,938
                                                                     -----------
 Oil & Gas Producers (2.3%):
     1,200 Mobil Corp.............................................       134,400
     9,000 YPF Sociedad Anonima-Sponsored-ADR.....................       194,625
                                                                     -----------
                                                                         329,025
                                                                     -----------
 Retail (1.9%):
     6,000 Walgreen Co............................................       179,250
     3,000 Albertson's, Inc.......................................        98,625
                                                                     -----------
                                                                         277,875
                                                                     -----------

                                   Continued

THE RIVERFRONT FUNDS, INC.
FLEXIBLE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Tobacco (2.1%):
     3,300 Philip Morris Cos., Inc................................   $   298,650
                                                                     -----------
 Utilities--Electric (4.0%):
     3,000 Chilgener S.A.-ADR(b)..................................        75,000
     7,000 Consolidated Edison of New York........................       224,000
     3,500 Duke Power Co..........................................       165,812
     1,900 Northern States Power Co...............................        93,338
                                                                     -----------
                                                                         558,150
                                                                     -----------
 Utilities--Telecommunications (3.2%):
     4,500 Ameritech Corp.........................................       265,500
     5,000 Telefonica De Argentina-ADR(b).........................       136,250
     2,000 Telefonos De Mexico, S.A.-ADR..........................        63,750
                                                                     -----------
                                                                         465,500
                                                                     -----------
  Total Common Stocks                                                  6,515,475
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (3.5%):
 Federal Home Loan Bank:
   100,000 5.97%, 12/14/98........................................       100,076
   400,000 5.78%, 1/8/99..........................................       400,000
                                                                     -----------
  Total U.S. Government Agencies                                         500,076
                                                                     -----------
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY BILLS (8.1%):
 1,200,000 5/30/96................................................   $ 1,174,752
                                                                     -----------
 U.S. TREASURY BONDS (28.3%):
 2,250,000 6.25%, 2/15/03.........................................     2,348,032
   950,000 7.25%, 5/15/04.........................................     1,054,909
   550,000 8.13%, 8/15/19.........................................       691,251
                                                                     -----------
  Total U.S. Treasury Bonds                                            4,094,192
                                                                     -----------
 U.S. TREASURY NOTES (15.1%):
   300,000 7.50%, 1/31/96.........................................       300,567
   300,000 6.88%, 4/30/97.........................................       306,372
   700,000 6.50%, 5/15/97.........................................       711,914
   200,000 6.25%, 5/31/00.........................................       206,774
   400,000 7.25%, 5/15/16.........................................       456,508
   200,000 6.25%, 8/15/23.........................................       205,736
                                                                     -----------
  Total U.S. Treasury Notes                                            2,187,871
                                                                     -----------
 U.S. TREASURY STRIPS (1.0%):
   460,000 2/15/15................................................       145,273
                                                                     -----------
 INVESTMENT COMPANIES (1.3%):
   194,000 Dreyfus Treasury Prime Fund............................       194,000
                                                                     -----------
  Total Investment Companies                                             194,000
                                                                     -----------
  Total (Cost--$13,611,629)(a)                                       $14,811,639
                                                                     ===========

------
Percentages indicated are based on net assets of $14,456,894.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $1,256,995
    Unrealized depreciation...........    (56,985)
                                       ----------
    Net unrealized appreciation....... $1,200,010
                                       ==========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.
STOCK APPRECIATION FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (91.0%):
 Aerospace--Aircraft (0.3%):
     1,500 Lockheed Martin Corp...................................   $   118,500
                                                                     -----------
 Apparel (7.6%):
    30,000 Donnkenny, Inc.(b).....................................       543,750
    15,000 Jones Apparel Group(b).................................       590,625
    24,000 The Men's Wearhouse, Inc.(b)...........................       618,000
    12,000 Nike, Inc.-Class B.....................................       835,500
    10,000 St. John's Knits, Inc..................................       531,250
                                                                     -----------
                                                                       3,119,125
                                                                     -----------
 Banks (3.2%):
    15,000 Bank of Boston Corp....................................       693,750
    14,000 Corestates Financial Corp..............................       530,250
     2,500 Norwest Corp...........................................        82,500
                                                                     -----------
                                                                       1,306,500
                                                                     -----------
 Beverages (0.3%):
     2,000 PepsiCo, Inc...........................................       111,750
                                                                     -----------
 Brokerage (2.9%):
    20,000 Raymond James Financial, Inc...........................       422,500
    10,000 Charles Schwab Corp....................................       201,250
     5,000 Donaldson Lufkin & Jenrette............................       156,250
    16,875 Waterhouse Investor Services, Inc......................       417,656
                                                                     -----------
                                                                       1,197,656
                                                                     -----------
 Chemicals (0.9%):
    10,000 Union Carbide Holding Corp.............................       375,000
                                                                     -----------
 Commercial Services (3.1%):
    12,500 Checkpoint Systems, Inc.(b)............................       467,187
    15,000 CUC International, Inc.(b).............................       511,875
    10,000 Franklin Quest Co.(b)..................................       195,000
     2,000 Reuters Holdings-PLC ADR...............................       110,250
                                                                     -----------
                                                                       1,284,312
                                                                     -----------
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Computer Services (3.1%):
    10,000 HBO & Co...............................................   $   766,250
    20,000 National Data Corp.....................................       495,000
                                                                     -----------
                                                                       1,261,250
                                                                     -----------
 Computers & Peripherals (3.0%):
    15,000 Gateway 2000, Inc.(b)..................................       367,500
    10,000 Read-Rite Corp.(b).....................................       232,500
     7,000 U.S. Robotics Corp.(b).................................       614,250
                                                                     -----------
                                                                       1,214,250
                                                                     -----------
 Computers & Software (16.7%):
    12,500 Active Voice Corp.(b)..................................       343,750
    20,250 Bay Networks, Inc.(b)..................................       832,780
    10,000 Cisco Systems, Inc.(b).................................       746,250
    12,000 Cognos, Inc.(b)........................................       535,500
    10,000 Dialogic Corp.(b)......................................       385,000
    20,000 Global Village Communication, Inc.(b)..................       387,500
    12,300 In Focus Systems, Inc.(b)..............................       444,338
     7,000 Microsoft Corp.(b).....................................       614,250
    10,000 Oracle Corp.(b)........................................       423,750
    15,000 Quarterdeck Corp.(b)...................................       412,500
    10,000 Seagate Technology, Inc.(b)............................       475,000
    10,000 Sybase, Inc.(b)........................................       360,000
    13,500 Synopsys, Inc.(b)......................................       513,000
     9,000 3 Com Corp.(b).........................................       419,625
                                                                     -----------
                                                                       6,893,243
                                                                     -----------
 Construction (1.7%):
    10,000 Centex Corp............................................       347,500
    14,900 Toll Brothers, Inc.(b).................................       342,700
                                                                     -----------
                                                                         690,200
                                                                     -----------
 Drugs (3.4%):
    10,000 Amgen, Inc.(b).........................................       593,750
     1,500 Bristol Myers Squibb Co................................       128,813
    10,000 Glaxo Holdings-ADR.....................................       282,500

                                   Continued

THE RIVERFRONT FUNDS, INC.
STOCK APPRECIATION FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Drugs, continued:
     6,000 Merck & Co., Inc.......................................   $   394,500
                                                                     -----------
                                                                       1,399,563
                                                                     -----------
 Electronics (4.4%):
    15,000 Alliance Semiconductor Corp.(b)........................       174,375
    15,000 Analog Devices, Inc.(b)................................       530,625
    14,000 Linear Technology Corp.................................       549,500
    14,000 Maxim Integrated Products, Inc.(b).....................       539,000
                                                                     -----------
                                                                       1,793,500
                                                                     -----------
 Environmental Control (0.7%):
    11,400 Imco Recycling, Inc....................................       279,300
                                                                     -----------
 Financial Services (3.6%):
    10,000 Aames Financial Corp...................................       278,750
    12,000 Green Tree Financial Corp..............................       316,500
    27,500 The Money Store, Inc...................................       429,688
    20,000 Olympic Financial Ltd.(b)..............................       325,000
        10 Transport Holdings, Inc.-Class A(b)....................           408
     2,000 Travelers Group, Inc...................................       125,750
                                                                     -----------
                                                                       1,476,096
                                                                     -----------
 Food Services (3.1%):
    19,000 Daka International, Inc.(b)............................       522,500
    20,000 Starbucks Corp.(b).....................................       420,000
    15,000 Wendy's International, Inc.............................       318,750
                                                                     -----------
                                                                       1,261,250
                                                                     -----------
 Healthcare Services (8.1%):
    12,500 Columbia HCA Healthcare Corp...........................       634,375
    20,000 HEALTHSOUTH Corp.(b)...................................       582,500
    10,000 Integrated Health Services, Inc........................       250,000
    22,000 Maxicare Health Plans, Inc.(b).........................       591,250
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Healthcare Services, continued:
     7,000 Pacificare Health Systems, Inc. Class B(b).............   $   609,000
    10,000 United Healthcare Corp.................................       655,000
                                                                     -----------
                                                                       3,322,125
                                                                     -----------
 Household Products/Wares (0.3%):
     1,500 Clorox Co..............................................       107,438
                                                                     -----------
 Insurance (2.8%):
     7,354 Allstate Corp..........................................       302,433
    10,000 W.R. Berkley Corp......................................       537,500
     2,000 CNA Financial Corp.(b).................................       227,000
     2,500 Providian Corp.........................................       101,875
                                                                     -----------
                                                                       1,168,808
                                                                     -----------
 Medical Supplies & Services (9.1%):
    20,000 Amsco International, Inc.(b)...........................       297,500
    15,000 Boston Scientific Corp.(b).............................       735,000
    15,000 Idexx Laboratories, Inc.(b)............................       705,000
    14,000 Medtronic, Inc.........................................       782,250
    25,000 Mentor Corp............................................       575,000
    20,000 Steris Corp.(b)........................................       645,000
                                                                     -----------
                                                                       3,739,750
                                                                     -----------
 Oil Equipment, Wells & Services (1.2%):
     2,000 Halliburton Co.........................................       101,250
    12,500 Tidewater, Inc.........................................       393,750
                                                                     -----------
                                                                         495,000
                                                                     -----------
 Retail-Office Supplies (2.7%):
    15,000 Corporate Express, Inc.(b).............................       451,875
    15,000 Officemax, Inc.(b).....................................       335,625
    12,500 Staples, Inc.(b).......................................       304,688
                                                                     -----------
                                                                       1,092,188
                                                                     -----------
 Retail-Specialty (2.5%):
    26,000 Sunglass Hut International(b)..........................       617,500
    10,000 Fastenal Co............................................       422,500
                                                                     -----------
                                                                       1,040,000
                                                                     -----------

                                   Continued

THE RIVERFRONT FUNDS, INC.
STOCK APPRECIATION FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Savings & Loan (2.1%):
    15,000 Coast Savings Financial, Inc.(b).......................   $   519,375
    20,000 Glendale Federal Bank(b)...............................       350,000
                                                                     -----------
                                                                         869,375
                                                                     -----------
 Telecommunications (3.0%):
    10,000 Aspect Telecommunications Corp.(b).....................       335,000
    12,500 DSC Communications Corp.(b)............................       460,937
    12,500 Worldcom, Inc.(b)......................................       440,625
                                                                     -----------
                                                                       1,236,562
                                                                     -----------
 Textiles (0.9%):
    15,000 G&K Services, Inc.-Class A.............................       382,500
                                                                     -----------
 Tobacco (0.3%):
     1,500 Philip Morris Cos., Inc................................       135,750
                                                                     -----------
  Total Common Stocks                                                 37,370,991
                                                                     -----------
 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 INVESTMENT COMPANIES (5.0%):
 2,050,000 Dreyfus Treasury Prime Fund...........................   $ 2,050,000
                                                                    -----------
  Total Investment Companies                                          2,050,000
                                                                    -----------
  Total Investments                                                  39,420,991
                                                                    -----------
 REPURCHASE AGREEMENTS (3.8%):
 1,579,159 Provident, 5.50%, dated 12/29/95, due 1/2/96
            (Collateralized by 4,604,823 Federal National
            Mortgage Association, 6.24%, 2/25/23, market value--
            $4,596,189)(c).......................................     1,579,159
                                                                    -----------
  Total Repurchase Agreements                                         1,579,159
                                                                    -----------
  Total (Cost--$33,882,327)(a)                                      $41,000,150
                                                                    ===========

------
Percentages indicated are based on net assets of $41,067,172.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $8,076,748
    Unrealized depreciation...........   (958,925)
                                       ----------
    Net unrealized appreciation....... $7,117,823
                                       ==========

(b) Represents non-income producing securities.
(c) Provident Bank and The Riverfront Funds, Inc. are affiliated parties.

                       See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

1.ORGANIZATION:

  The Riverfront Funds, Inc. (the "Fund"), was organized as a Maryland Corporation on March 27, 1990, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is authorized to issue six series of shares of capital stock, representing interests in different portfolios of securities as follows: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Flexible Growth Fund and The Riverfront Stock Appreciation Fund (each, a "Portfolio"; and collectively, the "Portfolios"). During the year, the Fund acquired all six of the investment portfolios of MIM Mutual Funds, Inc. and combined them with three of the Fund's Portfolios including the newly created Stock Appreciation Fund.

  The Fund is authorized to issue 3,000,000,000 shares with a par value of $0.001. Sales of shares of the Portfolios may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

  The U.S. Government Income Fund, the Income Equity Fund, the Ohio Tax-Free Bond Fund, the Flexible Growth Fund and the Stock Appreciation Fund (collectively, "the variable net asset value funds") each offers two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the "money market fund") offers only Investor A Shares. Investor A shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Portfolios' prospectuses. Certain redemptions of Investor B shares of the variable net asset value funds made within six years of purchase are subject to varying contingent deferred sales charges in accordance with the Portfolios' prospectuses. Each share class has identical rights and privileges, except with respect to distribution and services (12b-1) fees paid by each share class, voting rights on matters affecting a single share class, and the exchange privileges of each share class.

2.SIGNIFICANT ACCOUNTING POLICIES:

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  SECURITIES VALUATION:

  Investments of the money market fund are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

  Investments in common and preferred stocks, corporate bonds, municipal securities, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations on the principal exchange

                                   Continued

THE RIVERFRONT FUNDS, INC.

                               DECEMBER 31, 1995

  (closing sales prices if the over-the-counter National Market System) in which such securities are normally traded. Short-term investments maturing in 60 days or less are valued at amortized cost which, combined with accrued interest, approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value by the investment adviser under the supervision of the Fund's Board of Directors. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

  SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  REPURCHASE AGREEMENTS:

  The Portfolios may acquire repurchase agreements from financial institutions such as banks and broker dealers which Provident, as investment adviser, or the Portfolio's sub-investment adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Portfolio's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed at least annually. Any taxable distributions declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder distributions have been reclassified to additional paid-in capital. These differences are primarily due to differing treatments for dollar roll transactions, deferral of certain losses and expiring capital loss carryforwards.


                                   Continued

THE RIVERFRONT FUNDS, INC.

                               DECEMBER 31, 1995

  FEDERAL INCOME TAXES:

  It is the policy of each Portfolio to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

  ESTIMATES:

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3.REORGANIZATION

  On June 26, 1995, the Fund entered into an Agreement and Plan of Reorganization and Liquidation (the "Plan") with MIM Mutual Funds, Inc. ("MIM"), a Maryland corporation. Pursuant to the Plan, the money market fund acquired all or substantially all of the assets of the Money Market Fund of MIM and the Income Equity Fund acquired all or substantially all of the assets of each of the Bond Income Fund, AFA Equity Income Fund and Stock Income Fund of MIM (collectively, the "Acquired Funds"), in exchange for the assumption of such Acquired Funds' stated liabilities and a number of full and fractional Investor A shares of the Money Market Fund or the Income Equity Fund, having an aggregate net asset value equal to such Acquired Funds' net assets (the "Reorganization"). Additionally, the MIM Stock Appreciation Fund and MIM Stock Growth Fund were acquired by the newly created Riverfront Stock Appreciation Fund. At a Special Meeting, held September 27, 1995, the shareholders of MIM approved the Reorganization which took effect September 30, 1995. The following is a summary of shares outstanding, net asset value per share and unrealized appreciation immediately before and after the Reorganization:

                                  BEFORE REORGANIZATION     AFTER REORGANIZATION
                              ----------------------------- --------------------
                                              RIVERFRONT         RIVERFRONT
                                  MIM      U.S. GOVERNMENT    U.S. GOVERNMENT
                              MONEY MARKET SECURITIES MONEY   SECURITIES MONEY
                                  FUND       MARKET FUND        MARKET FUND
                              ------------ ---------------- --------------------
   Shares....................   4,865,634     139,885,336        144,750,970
   Net Assets................  $4,865,634    $139,883,045       $144,748,679
   Net Asset Value...........       $1.00           $1.00              $1.00

                                              BEFORE REORGANIZATION                     AFTER REORGANIZATION
                             ---------------------------------------------------------- --------------------
                              MIM BOND     MIM STOCK   MIM AFA EQUITY RIVERFRONT INCOME  RIVERFRONT INCOME
                             INCOME FUND  INCOME FUND   INCOME FUND      EQUITY FUND        EQUITY FUND
                             -----------  -----------  -------------- ----------------- --------------------
   Shares..................     175,098      555,565        66,038         4,174,301          4,968,243
   Net Assets..............  $1,911,667   $7,001,927      $813,625       $51,090,349        $60,817,568
   Net Asset Value:........      $10.92*      $12.60*       $12.32*
    Investor A Shares......                                                   $12.25             $12.25
    Investor B Shares......                                                   $12.00             $12.00
   Unrealized Appreciation.  $  254,298   $1,425,640      $ 70,283       $ 2,235,485        $ 3,985,706

  ------
  * Prior to the reorganization, MIM offered only one class of shares of each Acquired Fund.

                                   Continued

THE RIVERFRONT FUNDS, INC.

                               DECEMBER 31, 1995

4.CAPITAL SHARE TRANSACTIONS:

  Transactions in capital shares for the Fund were as follows:

                            U.S. GOVERNMENT SECURITIES         U.S. GOVERNMENT
                                 MONEY MARKET FUND               INCOME FUND           INCOME EQUITY FUND
                            ----------------------------  ------------------------- --------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                1995         1994 (A)         1995       1994 (A)       1995        1994 (A)
                            -------------  -------------  ------------ ------------ ------------  ------------
   CAPITAL TRANSACTIONS:
   INVESTOR A SHARES:
    Proceeds from shares
     issued................ $ 331,872,719  $ 252,936,958   $4,352,572   $7,849,466  $ 9,389,602   $13,962,314
    Proceeds from shares
     issued in connection
     with acquisition......     4,865,634                                             9,727,219
    Dividends reinvested...     1,518,099        569,500      569,125      333,435    8,635,353       900,398
    Cost of shares
     redeemed..............  (330,133,820)  (237,338,519)  (4,089,227)  (2,238,879)  (7,219,484)   (2,457,054)
                            -------------  -------------   ----------   ----------  -----------   -----------
    Change in net assets
     from Investor A share
     transactions.......... $   8,122,632  $  16,167,939   $  832,470   $5,944,022  $20,532,690   $12,405,658
                            =============  =============   ==========   ==========  ===========   ===========
   INVESTOR B SHARES:
    Proceeds from shares
     issued................                                $1,317,928               $ 2,765,814
    Dividends reinvested...                                     9,712                    13,294
    Cost of shares
     redeemed..............                                   (96,002)                  (43,350)
                                                           ----------               -----------
    Change in net assets
     from Investor B share
     transactions..........                                $1,231,638               $ 2,735,758
                                                           ==========               ===========
   SHARE TRANSACTIONS:
   INVESTOR A SHARES:
    Issued.................   331,872,719    252,936,958      469,561      838,911      828,287     1,295,899
    Issued in connection
     with acquisition......     4,865,634                                               793,942
    Reinvested.............     1,518,099        569,500       60,733       36,232      763,006        84,342
    Redeemed...............  (330,133,820)  (237,338,519)    (435,482)    (243,620)    (630,554)     (230,101)
                            -------------  -------------   ----------   ----------  -----------   -----------
    Change in Investor A
     Shares................     8,122,632     16,167,939       94,812      631,523    1,754,681     1,150,140
                            =============  =============   ==========   ==========  ===========   ===========
   INVESTOR B SHARES:
    Issued.................                                   123,342                   241,570
    Reinvested.............                                       903                     1,125
    Redeemed...............                                    (8,962)                   (3,605)
                                                           ----------               -----------
    Change in Investor B
     Shares................                                   115,283                   239,090
                                                           ==========               ===========

------
(a) Audited by other auditors.


                                   Continued

THE RIVERFRONT FUNDS, INC.

                               DECEMBER 31, 1995

                                                              FLEXIBLE GROWTH       STOCK APPRECIATION
                              OHIO TAX-FREE BOND FUND              FUND                    FUND
                            --------------------------- --------------------------- ------------------
                                          PERIOD FROM                 PERIOD FROM
                                         AUGUST 1, 1994              AUGUST 1, 1994
                             YEAR ENDED     THROUGH      YEAR ENDED     THROUGH      OCTOBER 1, 1995
                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,     DECEMBER 31,
                                1995        1994(A)         1995        1994(A)          1995(B)
                            ------------ -------------- ------------ -------------- ------------------
   CAPITAL TRANSACTIONS:
   INVESTOR A SHARES:
    Proceeds from shares
     issued................   $297,450    $10,355,088    $6,257,968    $2,833,344      $   738,522
    Dividends reinvested...      8,453             27       282,271        13,957        1,542,781
    Cost of shares
     redeemed..............   (109,278)                    (717,635)     (100,558)      (3,611,887)
                              --------    -----------    ----------    ----------      -----------
    Change in net assets
     from Investor A share
     transactions..........   $196,625    $10,355,115    $5,822,604    $2,746,743      $(1,330,584)
                              ========    ===========    ==========    ==========      ===========
   INVESTOR B SHARES:
    Proceeds from shares
     issued................   $598,493                   $4,818,782                    $    71,986
    Dividends reinvested...      9,755                       52,617
    Cost of shares
     redeemed..............     (5,034)                    (188,581)
                              --------                   ==========                    -----------
    Change in net assets
     from Investor B share
     transactions..........   $603,214                   $4,682,818                    $    71,986
                              ========                   ==========                    ===========
   SHARE TRANSACTIONS:
   INVESTOR A SHARES:
    Issued.................     29,259      1,036,159       593,056       285,468           76,082
    Reinvested.............        833              3        25,863         1,408          164,279
    Redeemed...............    (10,732)                     (65,727)      (10,174)        (370,208)
                              --------    -----------    ----------    ----------      -----------
    Change in Investor A
     Shares................     19,360      1,036,162       553,192       276,702         (129,847)
                              ========    ===========    ==========    ==========      ===========
   INVESTOR B SHARES:
    Issued.................     57,922                      442,046                          7,299
    Reinvested.............        927                        4,698
    Redeemed...............       (491)                     (16,667)
                              --------                   ----------                    -----------
    Change in Investor B
     Shares................     58,358                      430,077                          7,299
                              ========                   ==========                    ===========

  ------
  (a)Period from commencement of operations. Audited by other auditors.
  (b)Period from date acquired by Riverfront Stock Appreciation Fund.

5.RELATED PARTY TRANSACTIONS

  Provident has entered into an Investment Advisory Agreement with the Fund whereby Provident supervises and manages the investment and reinvestment of the assets of the U.S. Government Securities Money Market Fund, the U.S. Government Income Fund, the Ohio Tax-Free Bond Fund and the Stock Appreciation Fund. Under the terms of the Investment Advisory Agreement, Provident is entitled to receive fees based on a percentage of the average net assets of each Portfolio.

  At meetings held on May 19, 1995 and June 26, 1995, the Board of Directors of the Fund approved an increase from 0.75% to 0.95% in the investment advisory fee paid to Provident by the Income Equity Fund. In addition, the Board approved a new sub-investment advisory agreement between Provident and DePrince, Race & Zollo, Inc. on behalf of the Income Equity Fund which also increased the sub-investment advisory fees paid by Provident to the new sub-investment adviser. At a Special Meeting, held July 31, 1995, the

                                   Continued

THE RIVERFRONT FUNDS, INC.

                               DECEMBER 31, 1995

  shareholders of the Income Equity Fund approved the proposed amendments to the investment advisory agreement to increase the investment advisory fees and to enter into the agreement with the new sub-investment adviser. The amendments took effect August 15, 1995.

  Pursuant to the terms of the Investment Advisory Agreement with the Fund, Provident has entered into Sub-Investment Advisory Agreements with DePrince, Race & Zollo, Inc. ("DePrince"), for the Income Equity Fund and with James Investment Research ("JIR") for the Flexible Growth Fund. DePrince and JIR provide investment advice to and supervise the investment program of the Income Equity Fund and the Flexible Growth Fund, respectively. Under the terms of the Sub-Investment Advisory Agreements, JIR receives from Provident fees calculated at 0.50% of the average daily net assets of the Flexible Growth Fund, and DePrince receives from Provident fees calculated at 0.50% of average daily net assets up to $55 million and 0.55% of average daily net assets up to $75 million of the Income Equity Fund.

  In addition to serving as Investment Adviser, Provident serves as custodian and fund accountant to the Portfolios. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Portfolio.

  During the year ended December 31, 1995, Provident Securities Investor, Inc. ("PSI"), an affiliate of Provident which is a registered broker dealer, executed transactions to purchase and sell portfolio investments on behalf of the Fund. The Fund paid PSI approximately $85,000 that has been included in investments at cost, as commissions for such transactions.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

  BISYS, with whom certain officers and a director of the Fund are affiliated, serves the Fund as Administrator, principal underwriter and distributor. Such officers and director are paid no fees directly by the Portfolios for serving as officers and as director of the Fund. Under the terms of the Administration Agreement, BISYS' fees are computed at 0.20% of the average daily net assets of each Portfolio.

  Provident also serves as Transfer Agent and Shareholder Servicing Agent to the Fund, and BISYS Ohio serves as Sub-Transfer Agent for the Investor B Shares. Under the terms of the Master Transfer and Record-keeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Portfolio and certain out-of-pocket expenses. Under the terms of the Shareholder Servicing Agreement, Provident may receive a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of certain shares of each Portfolio. This fee may be used to reimburse BISYS or other providers of Record keeping and/or administrative support services. As of December 31, 1995, there were no shareholder servicing agreements entered into on behalf of any of the Portfolios.

  The Fund has adopted an Investor A Distribution and Shareholder Service Plan ("Investor A Plan") and an Investor B Distribution and Shareholder Service Plan ("Investor B Plan"), each in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Investor A Plan, each Portfolio is

                                   Continued

THE RIVERFRONT FUNDS, INC.

                               DECEMBER 31, 1995

  authorized to pay or reimburse BISYS, as distributor of Investor A shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net assets of Investor A Shares of each Portfolio. Pursuant to the Investor B Plan, each variable net asset value fund is authorized to pay or reimburse BISYS, as distributor of Investor B shares, (a) a distribution fee in an amount not to exceed, on an annual basis, 0.75% of the average daily net assets of Investor B shares of that Portfolio and (b) a service fee in an amount not to exceed 0.25% of the average daily net asset value of Investor B Shares of that Portfolio. These fees may be used by BISYS to pay banks, broker dealers and other institutions, including Provident, DePrince and JIR, or to reimburse BISYS or its affiliates, to finance any activity which is principally intended to result in the sale of shares or to compensate for providing shareholder services. For the year ended December 31, 1995, BISYS received $214,820 from commissions on sales of capital shares, of which $190,064 was reallowed to dealers of the Fund's shares including $186,048 to affiliates of the Fund.

  Provident and certain of its affiliates own shares of Portfolios of the Fund. As of December 31, 1995, the aggregate values of Capital shares owned by Provident and its affiliates were as follows (amounts in thousands):

U.S. Government Income Fund............................................. $31,623
Income Equity Fund......................................................   5,273
Ohio Tax-Free Bond Fund.................................................  10,510
Flexible Growth Fund....................................................   2,055

  Fees may be voluntarily reduced or reimbursed to assist the Portfolios in maintaining competitive expense ratios.

  Information regarding these transactions is as follows for the year ended December 31, 1995:

                                      U.S. GOVERNMENT                  INCOME
                                      SECURITIES MONEY U.S. GOVERNMENT EQUITY
                                        MARKET FUND     INCOME FUND     FUND
                                      ---------------- --------------- -------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee
   reductions (percentage of average
   daily net assets).................         0.15%           0.40%       0.95%
  Voluntary fee reductions...........                                  $11,516
  12B-1 FEES (INVESTOR A):
  Voluntary fee reductions...........     $369,910         $33,246     $30,381
  CUSTODIAN AND ACCOUNTING FEES:.....     $ 73,973         $36,115     $72,596
  TRANSFER AGENT FEES:...............     $ 59,257         $37,402     $42,860
  REIMBURSED FEES:...................                      $   548     $62,119

                                   Continued

THE RIVERFRONT FUNDS, INC.

                               DECEMBER 31, 1995

                                   OHIO TAX-FREE  FLEXIBLE   STOCK APPRECIATION
                                     BOND FUND   GROWTH FUND      FUND (A)
                                   ------------- ----------- ------------------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee
   reductions
   (percentage of average daily
   net assets)....................      0.50%        0.90%          0.80%
  Voluntary fee reductions........    $11,234      $25,567        $   900
  12B-1 FEES (INVESTOR A):
  Voluntary fee reductions........    $ 4,699      $ 5,552        $   281
  CUSTODIAN AND ACCOUNTING FEES:..    $15,708      $12,666        $15,578
  TRANSFER AGENT FEES:............    $25,445      $22,857        $ 9,834
  REIMBURSED FEES:................    $   544      $44,178

  --------
  (a) For the period from October 1, 1995 (date acquired by Riverfront Stock Appreciation Fund) through December 31, 1995.

6.PURCHASES AND SALES OF SECURITIES:

  Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 are as follows:

                            PURCHASES        SALES
                           -----------    -----------
  U.S. Government Income
  Fund.................... $26,035,286    $23,842,104
  Income Equity Fund......  90,884,221     83,829,266
  Ohio Tax-Free Bond Fund.   6,043,089      3,396,960
  Flexible Growth Fund....  10,928,467        891,684
  Stock Appreciation Fund.  23,560,396(a)  17,024,763(a)

  --------
  (a) For the period from October 1, 1995 (date acquired by Riverfront Stock Appreciation Fund) to December 31, 1995.

7.FEDERAL INCOME TAXES:

  For federal income tax purposes, the following Portfolios have capital loss carryforwards as of December 31, 1995, which are available to offset future capital gains, if any:

                                                             EXPIRES   AMOUNT
                                                             ------- ----------
  U.S. Government Securities Money Market Fund..............  2002   $      875
  U.S. Government Securities Money Market Fund..............  2003   $    1,415
  U.S. Government Income Fund...............................  2002   $1,393,386
  U.S. Government Income Fund...............................  2003   $  513,952
  Ohio Tax-Free Bond Fund...................................  2002   $    8,658

                                   Continued

THE RIVERFRONT FUNDS, INC.

                               DECEMBER 31, 1995

8.ELIGIBLE DISTRIBUTIONS (UNAUDITED):

  The Fund designated the following eligible distributions for the dividends received deduction for corporations for the taxable year ended December 31, 1995:

                                                           INCOME     FLEXIBLE
                                                         EQUITY FUND GROWTH FUND
                                                         ----------- -----------
  Dividend Income....................................... $1,590,886    $89,366
  Dividend Income Per Share--Investor A Shares.......... $    0.235    $ 0.075
  Dividend Income Per Share--Investor B Shares.......... $    0.113    $ 0.054

9.EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

  The Fund designated the following exempt-interest income for the Ohio Tax-Free Bond Fund for the year ended December 31, 1995:

                                             INVESTOR A SHARES INVESTOR B SHARES
                                             ----------------- -----------------
  Exempt-interest distributions.............     $395,917           $12,980
  Exempt-interest distribution per share....     $  0.376           $ 0.267

  The percentage break-down of the exempt-interest by state for the Ohio Tax-Free Bond Fund for the year ended December 31, 1995 was as follows:

  Florida................................................................   0.9%
  Georgia................................................................   0.5%
  Louisiana..............................................................   1.5%
  Ohio...................................................................  94.6%
  Tennessee..............................................................   0.6%
  Texas..................................................................   1.9%
                                                                          -----
                                                                          100.0%
                                                                          =====

10.CAPITAL GAIN DISTRIBUTIONS (UNAUDITED)

  The Fund declared and distributed capital gains to shareholders in the following amounts per share for the taxable year ended December 31, 1995:

                                                            LONG-TERM SHORT-TERM
                                                            --------- ----------
  Income Equity Fund.......................................  0.1210     1.2140
  Flexible Growth Fund.....................................  0.0162     0.0885
  Stock Appreciation Fund(a)...............................  0.0585     0.3158

------
(a) For the period from October 1, 1995 (date acquired by Riverfront Stock Appreciation Fund) through December 31, 1995.

THE RIVERFRONT FUNDS, INC.

                             FINANCIAL HIGHLIGHTS

                                     U.S. GOVERNMENT SECURITIES MONEY MARKET
                                                      FUND
                                     ------------------------------------------
                                                                    OCTOBER 1,
                                      YEARS ENDED DECEMBER 31,       1992 TO
                                     ----------------------------  DECEMBER 31,
                                       1995    1994 (D)  1993 (D)  1992 (A)(D)
                                     --------  --------  --------  ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................  $   1.00  $   1.00  $   1.00    $  1.00
                                     --------  --------  --------    -------
INVESTMENT ACTIVITIES
 Net investment income.............      0.05      0.04      0.03       0.01
                                     --------  --------  --------    -------
  Total from Investment Activities.      0.05      0.04      0.03       0.01
                                     --------  --------  --------    -------
DISTRIBUTIONS
 Net investment income.............     (0.05)    (0.04)    (0.03)     (0.01)
                                     --------  --------  --------    -------
  Total Distributions..............     (0.05)    (0.04)    (0.03)     (0.01)
                                     --------  --------  --------    -------
NET ASSET VALUE, END OF PERIOD.....  $   1.00  $   1.00  $   1.00    $  1.00
                                     ========  ========  ========    =======
Total Return.......................      5.52%     3.78%     2.90%     0.80%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..  $157,495  $149,374  $133,207    $37,083
Ratio of expenses to average net
 assets............................      0.58%     0.51%     0.32%      0.01%(c)
Ratio of net investment income to
 average net assets................      5.34%     3.70%     2.85%      3.09%(c)
Ratio of expenses to average net
 assets*...........................      0.83%     0.80%     0.42%      0.68%(c)
Ratio of net investment income to
 average net assets*...............      5.09%     3.41%     2.75%      2.42%(c)

------
  * During the period, certain fees were voluntarily reduced. In addition, the manager or investment adviser reimbursed expenses to the Portfolio. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Audited by other auditors.


                      See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                             FINANCIAL HIGHLIGHTS

                                         U.S. GOVERNMENT INCOME FUND
                         -------------------------------------------------------------------
                                        JANUARY 17,
                          YEAR ENDED      1995 TO          YEARS ENDED DECEMBER 31,
                         DECEMBER 31,   DECEMBER 31,  --------------------------------------
                             1995         1995(A)     1994(F)   1993(F)  1992(B)(F)  1991(F)
                         ------------   ------------  -------   -------  ----------  -------
                          INVESTOR A     INVESTOR B
                         ------------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  8.92         $10.00     $  9.91   $  9.76   $ 10.00    $10.00
                           -------         ------     -------   -------   -------    ------
INVESTMENT ACTIVITIES
 Net investment income..      0.54           0.43        0.54      0.51      0.10      0.73
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.79           0.94       (0.99)     0.20     (0.23)
                           -------         ------     -------   -------   -------    ------
  Total from Investment
   Activities...........      1.33           1.37       (0.45)     0.71     (0.13)     0.73
                           -------         ------     -------   -------   -------    ------
DISTRIBUTIONS
 Net investment income..     (0.54)         (0.42)      (0.54)    (0.50)    (0.10)    (0.73)
 In excess of net
  investment income.....                                          (0.06)    (0.01)
                           -------         ------     -------   -------   -------    ------
  Total Distributions...     (0.54)         (0.42)      (0.54)    (0.56)    (0.11)    (0.73)
                           -------         ------     -------   -------   -------    ------
NET ASSET VALUE, END OF
 PERIOD.................   $  9.71         $10.95     $  8.92   $  9.91   $  9.76    $10.00
                           =======         ======     =======   =======   =======    ======
Total Return (excludes
 sales charge)..........     15.22%         13.96%(e)   (4.64)%    7.38%    (1.31)%      NA
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........   $36,538         $1,263     $32,721   $30,078   $24,588    $   33
Ratio of expenses to
 average net assets.....      1.09%          1.90%(c)    0.86%     0.65%     0.66%     0.00%
Ratio of net investment
 income to average net
 assets.................      5.74%          4.80%(c)    5.78%     5.05%     4.00%     7.34%
Ratio of expenses to
 average net assets*....      1.18%          1.90%(c)    1.14%     1.08%     1.06%
Ratio of net investment
 income to average net
 assets*................      5.65%          4.80%(c)    5.49%     4.62%     3.60%
Portfolio Turnover......        75%(d)         75%(d)      83%      220%      117%        0%

------
  * During the period, certain fees were voluntarily reduced. In addition, the manager or investment adviser reimbursed expenses to the Portfolio. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Investment operations and sales of shares to the public began on October
    1, 1992.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(f) Audited by other auditors.

                      See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                             FINANCIAL HIGHLIGHTS

                                              INCOME EQUITY FUND
                         -----------------------------------------------------------------
                                        JANUARY 17,
                          YEAR ENDED      1995 TO          YEARS ENDED DECEMBER 31,
                         DECEMBER 31,   DECEMBER 31,  ------------------------------------
                             1995         1995(A)     1994(F)  1993(F)  1992(B)(F) 1991(F)
                         ------------   ------------  -------  -------  ---------- -------
                          INVESTOR A     INVESTOR B
                         ------------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 10.15         $10.00     $ 10.63  $ 10.78   $ 10.00   $10.00
                           -------         ------     -------  -------   -------   ------
INVESTMENT ACTIVITIES
 Net investment income..      0.27           0.13        0.32     0.28      0.08     0.73
 Net realized and
  unrealized gains from
  investments...........      2.89           2.78                 1.01      0.80
                           -------         ------     -------  -------   -------   ------
  Total from Investment
   Activities...........      3.16           2.91        0.32     1.29      0.88     0.73
                           -------         ------     -------  -------   -------   ------
DISTRIBUTIONS
 Net investment income..     (0.27)         (0.13)      (0.31)   (0.27)    (0.08)   (0.73)
 In excess of net
  investment income.....                                         (0.03)    (0.01)
 Net realized gains.....     (1.34)         (0.93)      (0.49)   (1.14)
 In excess of net
  realized gains........                                                   (0.01)
                           -------         ------     -------  -------   -------   ------
  Total Distributions...     (1.61)         (1.06)      (0.80)   (1.44)    (0.10)   (0.73)
                           -------         ------     -------  -------   -------   ------
NET ASSET VALUE, END OF
 PERIOD.................   $ 11.70         $11.85     $ 10.15  $ 10.63   $ 10.78   $10.00
                           =======         ======     =======  =======   =======   ======
Total Return (excludes
 sales charge)..........     31.45%         29.28%(e)    3.08%   12.11%     8.74%      NA
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........   $60,845         $2,833     $34,965  $24,387   $12,262   $   43
Ratio of expenses to
 average net assets.....      1.49%          2.46%(c)    1.30%    1.47%     1.48%    0.00%
Ratio of net investment
 income to average net
 assets.................      2.27%          1.12%(c)    2.93%    2.55%     3.16%    7.34%
Ratio of expenses to
 average net assets*....      1.74%          2.51%(c)    1.58%    1.64%     2.02%
Ratio of net investment
 income to average net
 assets*................      2.02%          1.07%(c)    2.65%    2.38%     2.62%
Portfolio Turnover......       180%(d)        180%(d)     119%     145%       12%       0%

------
  * During the period, certain fees were voluntarily reduced. In addition, the manager or investment adviser reimbursed expenses to the Portfolio. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Investment operations and sales of shares to the public began on October
    1, 1992.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(f) Audited by other auditors.


                      See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                             FINANCIAL HIGHLIGHTS

                                 OHIO TAX-FREE BOND FUND                          FLEXIBLE GROWTH FUND
                         -------------------------------------------   ---------------------------------------------
                                        JANUARY 17,   FROM AUGUST 1,                 JANUARY 17,   FROM SEPTEMBER 1,
                          YEAR ENDED      1995 TO      1994 THROUGH     YEAR ENDED     1995 TO       1994 THROUGH
                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                             1995         1995(A)       1994(A)(F)         1995        1995(A)        1994(A)(F)
                         ------------   ------------  --------------   ------------  ------------  -----------------
                          INVESTOR A     INVESTOR B                     INVESTOR A    INVESTOR B
                         ------------   ------------                   ------------  ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  9.83         $10.00        $ 10.00          $ 9.79        $10.00          $10.00
                           -------         ------        -------          ------        ------          ------
INVESTMENT ACTIVITIES
 Net investment income..      0.39           0.27           0.12            0.35          0.25            0.10
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.67           0.73          (0.17)           1.66          1.79           (0.18)
                           -------         ------        -------          ------        ------          ------
  Total from Investment
    Activities..........      1.06           1.00          (0.05)           2.01          2.04           (0.08)
                           -------         ------        -------          ------        ------          ------
DISTRIBUTIONS
 Net investment income..     (0.38)         (0.27)         (0.12)          (0.34)        (0.24)          (0.13)
 Net realized gains.....                                                   (0.10)        (0.10)
                           -------         ------        -------          ------        ------          ------
  Total Distributions...     (0.38)         (0.27)         (0.12)          (0.44)        (0.34)          (0.13)
                           -------         ------        -------          ------        ------          ------
NET ASSET VALUE, END OF
 PERIOD.................   $ 10.51         $10.73        $  9.83          $11.36        $11.70          $ 9.79
                           =======         ======        =======          ======        ======          ======
Total Return (excludes
 sales charge)..........     10.96%         10.10%(e)      (0.47)%(e)      20.83%        20.53%(c)       (0.82)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
 period (000)...........   $11,091         $  626        $10,190          $9,427        $5,030          $2,709
Ratio of expenses to
 average net assets.....      1.49%          2.27%(d)       1.08%(d)        1.28%         2.04%(d)        1.48%(d)
Ratio of net investment
 income to average net
 assets.................      3.77%          3.01%(d)       2.92%(d)        3.48%         2.69%(d)        4.01%(d)
Ratio of expenses to
 average net assets*....      1.64%          2.41%(d)       1.44%(d)        1.67%         2.84%(d)        4.61%(d)
Ratio of net investment
 income to average net
 assets*................      3.62%          2.87%(d)       2.56%(d)        3.09%         1.89%(d)        0.88%(d)
Portfolio Turnover......        34%(b)         34%(b)         29%             13%(b)        13%(b)           1%

------
  * During the period, certain fees were voluntarily reduced. In addition, the manager or investment adviser reimbursed expenses to the Portfolios. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(c) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(d) Annualized.
(e) Not annualized.
(f) Audited by other auditors.


                      See notes to financial statements.

THE RIVERFRONT FUNDS, INC.

                             FINANCIAL HIGHLIGHTS

                                                 STOCK APPRECIATION FUND
                         ---------------------------------------------------------------------------------
                         FROM OCTOBER 1,  FROM OCTOBER 1,
                          1995 THROUGH     1995 THROUGH           YEARS ENDED SEPTEMBER 30,
                          DECEMBER 31,     DECEMBER 31,    -----------------------------------------------
                             1995(B)        1995(A)(B)     1995(F)   1994(F)   1993(F)   1992(F)   1991(F)
                         ---------------  ---------------  -------   -------   -------   -------   -------
                           INVESTOR A       INVESTOR B
                         ---------------  ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 10.00          $10.00       $  8.25   $ 10.18   $  7.98   $  7.70   $ 4.64
                             -------          ------       -------   -------   -------   -------   ------
INVESTMENT ACTIVITIES
 Net investment loss....       (0.01)          (0.01)        (0.07)    (0.12)    (0.17)    (0.08)   (0.11)
 Net realized and
  unrealized gains
  (losses) from
  investments...........       (0.12)          (0.08)         2.14     (1.26)     2.57      1.41     3.17
                             -------          ------       -------   -------   -------   -------   ------
  Total from Investment
   Activities...........       (0.13)          (0.09)         2.07     (1.38)     2.40      1.33     3.06
                             -------          ------       -------   -------   -------   -------   ------
DISTRIBUTIONS
 Net realized gains.....       (0.37)                        (0.32)    (0.55)    (0.20)    (1.05)
                             -------          ------       -------   -------   -------   -------   ------
  Total Distributions...       (0.37)                        (0.32)    (0.55)    (0.20)    (1.05)
                             -------          ------       -------   -------   -------   -------   ------
NET ASSET VALUE, END OF
 PERIOD.................     $  9.50          $ 9.91       $ 10.00   $  8.25   $ 10.18   $  7.98   $ 7.70
                             =======          ======       =======   =======   =======   =======   ======
Total Return (excludes
 sales charge)..........       (1.20)%(c)      (0.90)%(c)    25.12%   (13.91)%   30.61%    16.69%   66.04%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........     $40,995          $   72       $44,500   $47,880   $59,330   $28,750   $9,600
Ratio of expenses to
 average net assets.....        1.76%(d)        2.30%(d)      2.61%     2.44%     2.47%     2.70%    2.89%
Ratio of net investment
 income to average net
 assets.................       (0.49)%(d)      (1.69)%(d)    (0.73)%   (1.35)%   (1.85)%   (1.00)%  (1.72)%
Ratio of expenses to
 average net assets*....        1.77%(d)        2.39%(d)
Ratio of net investment
 income to average net
 assets*................       (0.50)%(d)      (1.78)%(d)
Portfolio turnover......          46%(e)          46%(e)       197%      254%      216%      288%     240%

------
  * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses to the Portfolios. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) As of September 30, 1995, the Stock Appreciation Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for periods prior to September 30, 1995 represent the performance of the MIM Stock Appreciation Fund. The per share data for the periods prior to September 30, 1995 have been restated to reflect the impact of the change of the net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(f) Audited by other auditors.


                      See notes to financial statements.

--------------------------------------------------------------------------------

THE RIVERFRONT          THE RIVERFRONT             THE RIVERFRONT
U.S. GOVERNMENT         U.S. GOVERNMENT            INCOME EQUITY
SECURITIES MONEY        INCOME FUND                FUND
MARKET FUND

THE RIVERFRONT          THE RIVERFRONT             THE RIVERFRONT
OHIO TAX-FREE           FLEXIBLE GROWTH            STOCK APPRECIATION
BOND FUND               FUND                       FUND



                        [LOGO OF THE RIVERFRONT FUNDS]



                           THE RIVERFRONT FUNDS, INC.

                              Investment Adviser
                              The Provident Bank
                            One East Fourth Street
                            Cincinnati, Ohio 45202

                                  Distributor
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, OH 43219

                        For additional information call
                              The Provident Bank
                             Mutual Fund Services
                                1-800-424-2295

                                 ANNUAL REPORT
                               DECEMBER 31, 1995